Exhibit 10.22

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is entered into between CSG Systems, Inc., a Delaware corporation with offices at 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado 80111 (“CSG”), and EchoStar Satellite L.L.C., a Colorado limited liability company with offices at 9601 S. Meridian Blvd, Englewood, Colorado, 80112 (“Customer”) and shall be effective on November 1, 2005 (the “Effective Date”). CSG and Customer agree as follows:

WHEREAS, CSG and Customer are parties to a CSG Master Subscriber Management System Agreement entered into on April 1, 1999 (“Prior Agreement”), and upon execution of this Agreement desire to supercede the terms and conditions of the Prior Agreement with the terms and conditions of this Agreement.

WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the Services set forth below, which, along with any other CSG services subsequently provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services,” and which are defined in Schedule A, including its Exhibits, attached hereto and incorporated herein.

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth below, which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products,” and which are defined in Schedule B, including its Exhibits, attached hereto and incorporated herein.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree as follows:

1.	FEES AND EXPENSES. The Products and Services will be provided for the fees set forth in Schedule F. Customer shall also reimburse CSG for reasonable out-of-pocket expenses (“Reimbursable Expenses”), including travel and travel-related expenses, that are consistent with CSG’s standard travel reimbursement policies ****** ** ***** ********* ***** ******** *** ********* ** ****** $*,***.**, ***** *** ***** ****** ********’* ***** ******* *******, and are incurred by CSG in connection with CSG’s performance of its obligations hereunder.

2.	INVOICES. Customer shall pay Undisputed (defined below) amounts due hereunder within ***** (**) ******** **** after the date of invoice therefore. Notwithstanding anything to the contrary in this Agreement, CSG understands and agrees that any and all Undisputed payments, damages and liabilities due and payable to Customer by CSG under this Agreement or otherwise are subject to set-off by Customer against any and all Undisputed payments, damages and liabilities due and payable to CSG under this Agreement or otherwise. The parties further agree that any and all Undisputed payments, damages or liabilities due and payable to CSG by Customer under this Agreement are subject to set-off by CSG against any Undisputed payments, damages or liabilities due and payable to Customer under this Agreement. For purposes of this Agreement, “Undisputed” shall mean not disputed by either party in writing and in good faith. Any amount that is Undisputed that is not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of *** *** *** **** ******* (**/*%) per month or the maximum rate allowed by applicable law.

3.	TAXES. All undisputed amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Customer will pay any taxes in addition to the amount due and payable. If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment. Notwithstanding the foregoing, Customer shall not, however, be liable for any franchise tax, net worth tax, or any other taxes based on, or measured by, CSG’s net income

4.	ADJUSTMENT TO FEES. ****** ** ********* *** ***** ** ******** *, *** ***** *** ******** *** ** *** **** ********* ** **** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

5.	SHIPMENT. Unless otherwise mutually agreed to by the parties, CSG will use commercially reasonable efforts to make software available for electronic download by Customer with the use of an access code provided by CSG. . Customer’s license to the Products and any third party software commences upon Customer’s receipt of access to the Products/third part software. Upon timely notice by Customer to CSG, CSG will immediately replace, at CSG’s expense, any Products that are lost or damaged while in route to, or when received by, Customer. At no additional cost or expense to Customer, CSG will comply with Customer’s request for method of delivery of Products (including third party software), whether via disc, tape, electronic download by Customer with the use of an access code provided by CSG, or other medium, so long as such format is available to CSG using commercially reasonable efforts

6.	EQUIPMENT PURCHASE.

(a)	Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (the “Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of Schedule B, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and CSG may obtain for Customer, upon customers written request, any Required Equipment at CSG’s then-current prices and on terms and conditions set forth in a separately executed purchase agreement.

(b)	If necessary for Customer to receive the Products and/or Services, CSG may provide, at Customer’s option and expense, the required data communications line from CSG’s data processing center to each of Customer’s system site locations (the “System Sites,” which Customer may amend from time to time), as appropriate. Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

7.	PRODUCTS WARRANTIES AND REMEDIES.

(a)	Limited Warranty. Except as otherwise provided herein (in Sections that include, but are not necessarily limited to, Sections 7, 8, and 9), CSG warrants that, upon and continuing after delivery for a period of ninety (90) calendar days (the “Warranty Period”) the Products, and any Deliverables provided by CSG under Exhibit A-2, will conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work, and the Products and Deliverables will perform in a certified “Designated Environment” (as defined in Section 11) as described in the accompanying Documentation. CSG also warrants that the Services (including, but not limited to, the Technical Services as described in Exhibit A-2) will be performed in accordance with customary industry standards, and in a professional and workmanlike manner. Any third party software provided by CSG under this Agreement set forth in Exhibit B-1(b), shall be provided AS IS, except if/and to the extent that the licensor of any third party software expressly provides a warranty to CSG for the benefit of CSG’s end- user customers, except for enhancements, modifications or changes to such third party software by CSG. CSG represents and Customer acknowledges that (i) the Products and any such third party software may not satisfy all of Customer’s requirements and (ii) the use of the Products and such third party software may not be uninterrupted or error-free. Customer further acknowledges that the fees and other charges contemplated under this Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Agreement (including, but not limited to this Section and Sections 8, 15, 16 and 17).

(b)	Year 2000 Warranty. CSG warrants to Customer that, during the term of this Agreement and at no additional cost to Customer, the Products and Services will be Year 2000 Compliant. “Year 2000 Compliant” means that, when used in accordance with CSG’s specifications (including, but not limited to, the specifications set forth in the Designated Environment), the Products and Service will be able to accurately process date and date related data prior to, during and subsequent to the year 2000, including, but not limited to, leap years, and will not cause any material errors in data processing related to the turn of the century. CSG further warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will all commercial efforts to prevent insertion into the Products and Services, and/or the medium in which the Products and Services and other materials are provided to Customer by CSG, any program, code, information or command, including viruses, bombs, worms, backdoors or Trojan horses: (i) that are designed to cause the Products or Services, or any of Customer’s software or hardware to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable unauthorized access to any of Customer’s software or hardware.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(c)	Remedies. In case of breach of warranty (under Section 7) or any other duty related to the quality of the Products, Deliverables or Services, CSG or its representative will, subject to the confidentiality provisions of this Agreement, promptly correct or replace any defective Product or Deliverable or re-perform the defective service, or if not practicable, CSG will accept the return of the defective Product or Deliverable and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product or Deliverable, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product or Deliverable was not usable. Any claim for a breach of the warranty provided under this Section 7 (of which Customer has actual knowledge or should reasonably be aware) shall be submitted to CSG within ninety (90) calendar days of the event giving rise to the claim. Unless otherwise stated herein, Customer acknowledges that this Subsection 7(c) sets forth Customer’s exclusive remedy, and CSG‘s exclusive liability, for any breach of warranty or other duty related to the quality of the Products, Deliverables or Services. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH BELOW IN SECTION 17.

8.	THIRD PARTY SOFTWARE. CSG represents and Customer acknowledges that the Products may incorporate certain third party software and documentation and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such third party software (the “Third Party Rights”). The fees, if any, for any such incorporated and other third party software are set forth in Schedule F. Customer will execute any reasonable additional documents that such vendors may require to enable CSG to deliver the incorporated and other third party software to Customer. CSG makes no warranty and provides no indemnity with respect to any such third party software, except if/and to the extent that the licensor of any third party software expressly provides a warranty or indemnity to CSG’s end-user customers. Maintenance and support of third party software is provided by the licensor of those products. Although CSG may assist with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor, except for modifications or changes to such incorporated and other third party software made by CSG. Unless otherwise stated herein, the fees for incorporated third party software are the responsibility of CSG.

9.	THIRD PARTY LICENSES. CSG may provide Customer with Products, third party software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the “Third Party Licenses”). CSG represents and Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, any third party software and Services, as provided by CSG, in the video, high speed data and direct broadcast satellite industries. Any modification of or addition to the Products, third party software or Services or combination with other software, hardware or services not made, provided or authorized in writing by CSG is not licensed under the Third Party Rights, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services provided by Customer not provided by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, third party software or Services as provided by CSG.

10.	MAINTENANCE AND SUPPORT.

(a)

Standard Support Services. Following expiration of the Warranty Period throughout the term of this Agreement as set forth in Section 18, CSG will provide Customer support and maintenance of the then-current version of each licensed Product which shall include any and all Updates (defined below), excluding any customization (“Support Services”) in accordance with the terms set forth in Schedule I. Included in the Support Services is support of the then-current version of the licensed Products via CSG’s Product Support Center, Account Management, publication updates, and the fixes and updates that CSG makes generally available as part of its maintenance and support packages (the “Updates”). *** ******** ** **** *********, *** “****-******* *******” ******** *** *** ******** ** *** ******** ********. If Customer is not utilizing the Products in a certified Designated Environment or Customer has added third party applications, unless such applications have been approved by CSG, Customer will be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Exhibit A-2. The Support Services do not include maintenance and support of any customization or any other third party software. The maintenance and support for any customization will be provided pursuant to the terms, conditions and fees set forth in a separately executed Statement of Work. The maintenance and support for third party products is provided by the licensor of those products.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor. To the extent that CSG makes available for general release products providing functionality previously existing in a product licensed by Customer from CSG, CSG will make such functionality available to Customer at no additional charge or expense.

(b)	Limitation. Updates or Enhancements (as defined in Schedule B) to any Product will not include any upgrade or new version of the CSG Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. CSG will not be required to (i) develop and release Updates or Enhancements (ii) customize the Updates or Enhancements to satisfy Customer’s particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces a prior version of a Product, Customer shall, at its option, destroy or promptly return to CSG such prior version and all archival copies upon installing the Update or Enhancement.

11.	DESIGNATED ENVIRONMENT. “Designated Environment” means the combination of the other computer programs and hardware equipment that CSG specifies for use with the Products as set forth on CSG’s customer extranet website which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use with the Products at the System Sites. Customer may use the Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. CSG covenants and agrees to use commercially reasonable efforts to provide Customer at ***** ****** (**) ****** prior notice to any changes to the hardware and software that Customer may be required to maintain in order to use or access the Products or Services solely relating to the (a) operating system, or (b) CSG’s Products or Services which are under the exclusive control of CSG. If Customer fails to do so or otherwise uses the Products outside the certified Designated Environment, CSG will have no obligation to continue maintaining and supporting the Products. *************** *** ******** ******** **** ** ******** ******** *** ******** ** * ************* ***********, *** ********* *** ****** **** ** **** *** ************ ********** ******* ** ******* **** ******** *** ******** ** **** ** *** ************/******** ******* ********* ** ******* ******* ******* ******* *** ******** ************ **** *** ***** **** ** ********* ***** **** ********* *** *** ******* ******** ******** ** ********** **** **** ********. As a condition to and upon execution of this Agreement, CSG shall certify the Designated Environment prior to the commencement of either party’s obligations under this Agreement, including CSG’s obligations to maintain and support the Products, which certification shall be consistent with the terms of this Agreement and not unreasonably withheld. Any other use or transfer of the Products will require CSG’s prior approval, which may be subject to additional charges. CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modification to the Products not authorized by CSG or any use of the Products in connection with software or hardware not included in a certified Designated Environment.

12.	RESERVED.

13.	INDEMNITY.

(a)	CSG Rights. CSG represents and warrants that: (i) CSG owns or otherwise has the right to license all U.S. patents, copyrights, trade secrets and other proprietary rights in or to the Products, Services, Deliverables and/or third party software; (ii) the Products, Services and Deliverables do not infringe a U.S. patent, trademark, copyright, trade secret or any other proprietary right owned by a third party; and (iii) CSG possesses the legal right and authority to execute this Agreement and (iv) the execution of this Agreement will not violate any other material agreement or obligation by which CSG may be bound.

(b)	Indemnity. Except as set forth in Section 8, if an action is brought against Customer claiming that the Products infringe a United States patent, copyright, trademark, trade secret or other proprietary right owned by a third person, CSG will defend Customer at CSG’s expense and pay any losses, claims, liabilities, damages and costs (including attorney’s fees) finally awarded to a third party and against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted, (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer reasonably cooperates with CSG at CSG’s expense in defending such claim.

(c)

Additional Remedy. If a claim described in Section 13(b) may be or has been asserted, Customer will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(d)	Limitation. CSG shall have no indemnity obligation to Customer under this Section if the infringement claim results from (i) a correction or modification of the Product not provided by CSG or without CSG’s knowledge and consent, (ii) the failure by Customer to promptly install an Update or Enhancement provided by CSG or (iii) the combination of the Product with other items not provided by CSG, and which may not be reasonably anticipated by CSG to be used by Customer or purchased by Customer pursuant to Section 6 herein.

14.	RESERVED.

15.	RESERVED.

16.	EXCLUSION OF CERTAIN WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE BUT CSG REPRESENTS THAT IT WILL USE REASONABLE COMMERICAL EFFORTS TO CORRECT SUCH ERRORS.

17.	NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR ITS RELATED PERSONS BE LIABLE TO THE OTHER PARTY, THEIR RESPECTIVE LICENSORS AND VENDORS BE LIABLE FOR ANY DAMAGES OTHER THAN DIRECT DAMAGES, SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS (EXCEPT FOR PROFITS LOST DUE SOLELY TO ACTS BY CSG DIRECTLY RESULTING IN THE UNAUTHORIZED DISCLOSURE OF CUSTOMER’S CUSTOMER LISTS), WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH EITHER PARTY, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY. NOR WILL THIS SECTION BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE CUSTOMER’S FINANCIAL OBLIGATIONS HEREUNDER; OR AS TO LIMIT OR REDUCE CUSTOMER’S LIABILITY IN CONNECTION WITH INTENTIONAL OR GROSSLY NEGLIGENT ACTS WITH RESPECT TO THE PRODUCTS, SERVICES, DELIVERABLES OR THIRD PARTY SOFTWARE; OR TO LIMIT OR REDUCE CSG’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 13.

18.	TERM. This Agreement shall remain in effect until ******** **, **** (*** “******* ****”) unless earlier terminated pursuant to Section 19. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 19 of this Agreement.

(a)	***** ********* ******. ***** ** ********** ** *** ******* ****, ******** ***** **** *** ****** ** ****** *** **** ** *** ********* ******* ** *** **** *** ***** ** ******** * *** ****** *** ********** **** ******* ******** **, ****, ** *** *** (*) ********** ***** ******* ******** **, **** **** ******* ****** ** *** ** **** **, ****. *** *****, ****** ******** ** *** **, **** ** **** ******.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(b)	****** ********* ******. ** *** ***** ******** *** ********* *** ****** ** ****** *** ********* ******* ******** **, ****, ******** *** ****** *** ** ********** *** (*) **** **** ******* ******** **, **** ******* ** *** **** *** ***** ** ******** * **** ******* ****** ** ***** **** **** **, ****. *** ***** ****** ******** ** *** **, **** ** **** ******.

(c)	** *** ***** ******** **** *** ****** *** ** *** ****** ** ****** ** ********** **** ************* (*) ** (*) *****, *** ******* ***** ** **** ****** ****** (**) ******** **** ** ********’* ********(*) ** ****** *** ** ******* *** **** ** *** *********.

19.	TERMINATION. This Agreement or any one or more of the Schedules attached hereto may be terminated for cause in its entirety or as it pertains to a particular Product or Service, as follows:

(a)	If either party materially or repeatedly breaches any material term or condition of this Agreement, except for Customer’s obligation to pay fees, and fails either to substantially cure such breach within thirty (30) calendar days after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within thirty (30) calendar days, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety or as it pertains to a particular Product or Service, as of a date specified in such notice of termination. All of the obligations of the parties contained in this Agreement, except for Customer’s obligation to pay Undisputed fees, shall be deemed to have been performed in an acceptable manner unless the party not in breach provides the breaching party with written notice as stated above within sixty (60) calendar days of the event giving rise to the breach; provided the party not in breach, knows or should have known about such breach.

(b)	If Customer fails to pay when due any Undisputed amounts owed hereunder *** ***** ** *** ********* ****** $***,***.** within thirty (30) calendar days of receiving written notice thereof, CSG may, by giving written notice thereof to Customer, terminate this Agreement or at CSG’s option, CSG may terminate this Agreement as it pertains to any particular Product or Service, as of a date specified in such notice of termination.

(c)	In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement as of the date specified in such notice of termination.

(d)	If Customer materially breaches any material term or condition of Section 3 of Schedule B and fails to cure such default within thirty (30) calendar days of receiving written notice specifying the default, CSG may, at CSG’s option, terminate this Agreement in its entirety or only as it pertains to a particular Product or Service, upon 30 calendar days advance written notice and without judicial or administrative resolution. The foregoing sentence shall only apply, however, with respect to intentional or willful acts by Customer.

Upon the termination of the Agreement or any portion hereof for any reason, all rights granted to Customer under this Agreement with respect to the terminated Product or Service will cease, and Customer will promptly (i) remove all the Products from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) at Customer’s option either destroy or return to CSG the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all Undisputed fees that are due pursuant to this Agreement, including, without limitation, the fees otherwise due and payable by Customer (including the Discontinuance Fee), as set forth in Schedule F. In addition the receiving party shall destroy all of Confidential Information of the disclosing party at the disclosing party’s request.

20.	TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Agreement by either party for any reason, and provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder as of the date of termination or expiration, CSG will provide Customer reasonable termination assistance for up to *** ******* ****** (***) ******** **** relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG’s rates that are set forth in Schedule F.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

21.	CONFIDENTIALITY.

(a)	Definition. Customer and CSG may reveal to each other information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Customer acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors. Confidential Information shall include, without limitation, all of Customer’s and CSG’s trade secrets, and all know-how, design, invention, plan or process and Customer’s data and information relating to Customer’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, Customer’s Customer Lists and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) calendar days after its initial disclosure.

(b)	Restrictions. Each party shall use its commercially reasonable efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. CSG shall protect Customer’s Customer Lists with the same level of care as it utilizes to protect its own customer lists and shall not reveal any customer list information to any third party without the express prior written consent of Customer, which Customer may withhold in its absolute discretion. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Both parties recognize that Customer’s Customer Lists represent valuable information of Customer and breach of the obligations of confidentiality will result in substantial likelihood of irreparable harm and injury to Customer for which monetary damages would be an inadequate remedy, and which damages would be difficult to measure. Accordingly, CSG agrees that Customer shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief, as well as other equitable relief allowed by a court of competent jurisdiction. The first sentence of Section 17 sets forth those sole circumstances under which CSG may be liable in connection with the unauthorized disclosure of Customer’s Customer Lists. Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the other party’s documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)	Disclosure. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its commercially reasonable efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)	Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees, agents and third party vendors, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement. If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

22.	SURVIVAL. Termination or expiration of this Agreement shall not impair either party’s then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of those Sections that would logically survive the termination or expiration of this Agreement shall survive.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

23.	PREFERRED PROVIDER. ****** ** ********* ********* *** ***** ** **** *********, ******** ***** ** ********* ** ********** *** *** ******* ** ******* ****** ** ********* ** ******* *** ********, ******** ** *** ***** ********* **** *** ** ******** ******, *** *** *** *** **** **** ****. ***** **** ********* ** ** ******, ******** ****** **** *** ***** ** ********’* ******* ******** ** ********** ******* ******** *** ******** (********* ***** *** **** ********) (************ ******** ** ** “******* ********”). ******* ******** ***** **** *** ***** **** *** *********** ** ***** *** ********* ***** ** ******* ******* ******** **** * ***** ***** ******. ** *** ****** ********, ******** ***** ****** *** ** *** ***** ***** ****** *****(*) *** *** ***** **** * ********** ****** ** **** ** ** ******** ****** **** ** *** ******* ** ******* **** * ******** ** ****** *****. **, ****** *** **** ** **** *********, ******** *********, ** ******** ** ********* ******** ******** ***** *** ********* ******* ******** ** * ***** ***** ******, ******** ***** *** ** ******** ** ******* **** ********** ** ***’* ******* ********

24.	NATURE OF RELATIONSHIP. In performing hereunder, both parties are acting as independent contractors and neither party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

25.	OWNERSHIP. Unless explicitly stated to the contrary in this Agreement, all trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the Deliverables (as defined under Schedule B), the incorporated third party software or any third party software delivered by CSG (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the Software Products, except the limited use or other rights specified herein. Except as otherwise agreed upon in writing between CSG and Customer, CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG’s reasonable request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG’s or its licensor’s name.

26.	AUDIT. During the term of this Agreement and for twelve (12) months after its termination or expiration for any reason, upon not less than thirty (30) calendar days prior written notice to CSG, and during normal business hours, Customer may conduct an audit of CSG’s records regarding Reimbursable Expenses and all other payments made by Customer to CSG to verify that Customer has paid the correct amounts during the preceding eighteen (18) month period. Any such audit will be at Customer’s expense and shall be conducted by an independent auditor who shall execute a confidentiality agreement with CSG (in form acceptable to CSG), and shall be conducted in accordance with generally accepted accounting principles. Should such an audit reveal that CSG overbilled Customer and Customer overpaid CSG an amount equal to or greater than five percent (5%) of the correct amount due during the period covered by the audit, CSG shall reimburse Customer for all reasonable costs incurred by Customer in performing the audit, and shall credit Customer’s account with CSG by an amount equal to the amount overbilled and overpaid. If, at the time of such audit, Customer has a zero (0) balance owed to CSG, CSG shall pay Customer for the amount overbilled and overpaid. The remedy for overpayment as set forth in this Section 26 shall represent CSG’s sole and exclusive liability and Customer’s sole and exclusive remedy in connection with any claim that CSG has overbilled and Customer has overpaid any amount under the Agreement.

27.	INSPECTION. During the term of this Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon reasonable prior notice to Customer and during normal business hours, inspect the files, computer processors, equipment and facilities of Customer which are relevant to this Agreement during business hours to verify Customer’s compliance with this Agreement. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer possesses and which are or may be in violation of this Agreement. Any item that is copied pursuant to the previous sentence shall be subject to the confidentiality restrictions set forth in Section 21.

28.

FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics,

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts of terrorism, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued Undisputed amounts due to CSG through any available lawful means acceptable to CSG.

29.	ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval, which approval will not be unreasonably withheld or delayed. Any attempt to do so without such approval will be void. Subject to the limitations contained herein, CSG may assign this Agreement, upon notice to Customer, to a related or unrelated person in connection with a transfer of all or substantially all of its stock or assets to a third party, and Customer hereby consents to such assignment in advance. *******, ******** ***, **** ****** ** ***, ****** **** ********* ** ** ********* ** ******** ** ** ****** **** (*) ************ ** *** **** ** *** *** ********* ********** ** ******* *********; *** (**) ********* ******* ** *******, ** **** ********** ** ***, ** ****** *** ** ********’* *********** *********. *************** *** *********, **** ********* ***** *** ** ******** ** *** ** * ********** ** ********, ******* ********’* ******* ******* *******, ***** ******** ***** *** ** ************ ******** ** *******. ********** ** ******** ***** ** ******* **: (*) ******** ************** ***********, ******* ************** ******* *******, ***, ******* ***** ************** **********, ***, **** ****** *****, ***., ******** ***, *********** ******* ***********; ** *** ******* *****; (**) ****** ***********, **** ***** ***********, ******* ***********, *** **************, ***., ** ***** **************; ** (***) * ******** ***** ********, ******, ******* ** *********** ** *** *********. ** *** ***** *** ********* *** ** ************* *** ** *** ***** ** ****** ** * ********** ** ********, ******** ***** **** *** ******, ****** ****** (**) ******** **** ** **** ******** ** ******* *** ****** ** *********** *** **** ***********, ******** ***** ******* *** *********** ********** *** ***** ** ******* ** ** **** *********.

30.	NOTICES. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by fax, courier or registered mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by fax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to Customer:	If to CSG:
EchoStar Satellite L.L.C.	CSG Systems, Inc.
9601 S. Meridian Blvd.	7887 East Belleview, Suite 1000
Englewood, CO 80112	Englewood, CO 80111
***: (***) ***-**** ***: (***) ***-****	***: (***) ***-**** ***: (***) ***-****
****: **. ****** **********	****: ********* **** * **** ** ******* *******
****** **** *********

****: **. ******* *****
********* **** *********,

and a copy to:
***** *********, ******* *******
***** ******, ***
**** *. ******** ****.
*********, ** *****

31.	LEGAL ACTIONS. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado, without reference to its conflicts of law rules. Exclusive jurisdiction for all disputes under, or relating to this Agreement, shall be in the county, state or federal courts located within the State of Colorado.

32.

MISCELLANEOUS. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by both parties. This Agreement will bind Customer’s and CSG’s successors-in-interest. If any provision of this

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement by this reference, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.

33.	PERFORMANCE STANDARDS. While this Agreement is in effect, CSG shall comply with the performance standards (and any remedies associated therewith) as set forth in Schedule G.

34.	TERMINATION OF PRIOR AGREEMENT. Upon the Effective Date of this Agreement, the Prior Agreement shall immediately terminate, except for any Undisputed amounts owed under such Prior Agreement (“Outstanding Fees”) and any statements of work or letters of agreement previously executed pursuant to the Prior Agreement but not yet completed or otherwise terminated, or under which any amount is owing by Customer to CSG (collectively, the “Outstanding SOWs”), shall become Statements of Work as defined in this Agreement and shall be completed in accordance with the terms of such Statements of Work. Any Outstanding Fees will be invoiced by CSG (to the extent such fees have not been invoiced) and shall be paid by Customer pursuant to the terms of this Agreement. In addition, any Outstanding SOW’s shall be invoiced by CSG, and shall be paid by Customer in accordance with the terms of the Outstanding SOW’s (if and to the extent such terms conflict with the terms of this Agreement). A list of all Outstanding SOW’s, as of the Effective Date, are set forth in Schedule J.

THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year last signed below (“Effective Date”).

CSG Systems, Inc. (“CSG”)		EchoStar Satellite L.L.C.
(“Customer”)
By:	/s/ Edward C. Natus	By:	/s/ Michael Neuman
Name:	Edward C. Natus	Name:	Michael Neuman
Title:	Pres. & CEO	Title:	President/ COO

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE A

Services

1.	Services. Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Exhibits), CSG agrees to provide to Customer, and Customer agrees to purchase from CSG, the Services set forth below, at the System Sites.

2.	Reliance on Information. In providing any Services, CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by Customer, which Customer designates in writing to CSG to provide such instructions, guidelines or information, and shall incur no liability in doing so. Customer shall indemnify, defend and hold CSG, its third party vendors, directors, officers and employees harmless from any and all third party claims, losses, actions, suits, proceedings or judgments, including, without limitation, costs and reasonable attorneys’ fees, incurred by or assessed against such parties resulting, in whole or in part from (i) except for CSG’s gross negligence or unlawful misconduct, any action or failure to act by CSG in reliance on any instruction, approval, election, decision, action, inaction, omission or nonperformance by Customer, its officers, directors, shareholders, employees and agents relating to the Services, or (ii) any information or data provided to CSG by Customer in connection with the Services.

Service

CCS Services

Technical Services

Print & Mail Services

Credit Verification Services

Card Account Update (sponsored by Visa)

One Time and Recurring Credit Card Authorization Services

Electronic Payment Services (Paybill Advantage)

Additional Services

Account Hierarchies

CSG SmartLink®

CSG Workforce® Fleet Management Downstream Interface

ODE Interface

Integrated Operations Testing Environment

Address Change Service (Postal Endorsement)

CSG Customer Loyalty

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** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-1

CCS Services

1.	CCS Services (for video and high speed data). Customer will purchase from CSG the billing services for Customer’s subscriber accounts using CSG’s billing system, including, at Customer’s option, CSG’s Advanced Convergent Platform (“CCS”). The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the “Documentation”). Customer’s personnel shall enter payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.

2.	Implementation/Conversion Services and Fees. CSG shall provide services as described in Schedule D in connection with Customer’s implementation of the Products (the “Implementation Services”).

3.	Deconversion Services and Fees. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the “Disposed Site(s)”), Customer agrees to pay CSG the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, as set forth in Schedule F, which amounts shall be due and payable thirty (30) calendar days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Agreement, shall have been paid in full.

4.	Optional and Ancillary Services. At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at those prices identified herein, or if no prices are identified then those prices agreed upon by Customer and CSG, or as may otherwise be set forth in Schedule F, and where applicable on the terms and conditions set forth in separately executed Schedules to the Agreement.

5.	Customer Information. Any original documents, data and files provided to CSG hereunder by Customer (“Customer Data”) are and shall remain Customer’s property, and upon termination of this Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG’s then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 calendar days immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer.

6.	Cycle E., *** ***** ******* ******** **** ******* ****** ****** ** * ********* ******* ** *** *** ********** ******** (“***** *”). *** *** ******** ***** **** ***** * ************* ***** ******* *** **** *************, ** ******** ** *** ******** *** ********, ** ******** ** ** ******** ** ******** ** ***, ** **** *, **** ** **:** *.*. (***). *** ****** ** ******* ******** **** * ********* ********** *********** (“***** * ********** ***********”). *** ***** * ********** *********** ***** ******* *** (*) ******* ********* (“****”), *** (*) **** *********** (** ******** ****** ** ******* *** *******), *** (*) *******® ********** ***********, *** (*) ****** ************** ******** *********** *** ******* ************ **** *********** (“******”).

7.	Annual Support Hours. For the fees set forth in Schedule F, CSG shall make available to Customer, for each of the calendar years beginning on January 1, 2006 ***** ******** (**,***) hours of Technical Services each year ** ********** **** *** *********** *********** *** ******* ************ ** *** ******** *** ******** ** ******** ** ***** * (“Annual Support Hours”). For the calendar year of 2005, CSG shall make available to Customer ******* ******** **** ******* (**,***) Annual Support Hours. The Annual Support Hours are subject to the following terms and conditions:

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(a)	*** ***** ******** ** *** ** ******** ** (*) ******* **********, (**) ******** ** ******** ************, (***) *********** *** ***********, (**) ****** *******, (*) ****** ***********, (**) ****** *************, (***) ******* **********, (****) ********** *******, *** (**) ****** **********, **** ** ******* ******* *** ****** ******* ***** *********.

(b)	*** ******* ****** ** ***** **** ******** *** ******* ** *** ********** ******* ** * ******** **** ***** ** *** ****** ** *** ***** ****** ******* ***** (“********* *****”). *** ******** ** **** ******* *(*), “********* ******* *****” ***** **** *** ****** ** ***** **** ******** *** ******* ** *** ********** ******* ***** ******** *** ******* **** **** *** ******** ******* ***/** ******** **** *** ********** ******* ** ********** **** **** ******* *(*). ** *** ***** **** ******** **** *** ******* *** ********* ******* ***** ****** *** ********** *******, ******** ***** ** ******* ** ***** **** ********** ***** **** *** ********** ********. *******, *** ****** ** ***** ******* **** ******** ** **** ******* ***** *** ****** **% ** *** ********* ******* ***** ********* ** *** **** ******* *******. *************, ******** *** ****** ** ** ****** **** ******* (**%) ** *** ********* ******* ***** ********* ** *** ********** ******* *** ***** ***** ***** ** *** **** ******* *******, ******** ******** *** *** ******* **** *** ***** **** ******** *******. *** ***** ********* ** ********, *** ************ ** ***, **** ****** *** ********* ******* *****, ***** ** ******** ** *** *** **** ***** *** ***** ** ******** *.

(c)	*** ****** ** ***** **** ********* ** *** *** *** *** *********** ******** (“********* *****”) ***** ** *****, ****** ********* ****** ** ** **** *******. ******** ***** **** *** ****** ** ******** ** ******** *** ****** ** ********* *****, ******** **** ******** ******** *** **** *** ******* *** ****** (***) ******** **** ***** ******* ****** ** **** ******** ** ********. *************** *** *********, (*) *** ******** ** *** ****** ** ***** ***** ** ** **** **** **% ** *** ***** ********* *********; *** (*) ** ** ***** *** **** ******** ****** ** *** ********* ***** ******* ***** *,*** *****. ** * ******** ** *** ********* ***** ******* ** ******** *** ********* *** ** *** ******* ****** ******* ***** ** * ******** ****, ******** ***** ** ******** ** * ****** *** *** ****** ****** ******* ***** ** *** ****** **** *** ***** ** ******** *. *** ******** ** *** ****** ** ********* ***** ***** ** ******** ****** ** ** **** ******* *** ***** ** ******** ** ******** ** *** **** *** ***** ** ******** *.

(d)	************ ******** *** **********.

(e)	The parties agree that the senior representatives from Customer’s IT Department and CSG’s EchoStar SBU shall meet on a quarterly basis to review and update Customer’s maintenance and support requirements in ******** ** ***** * for the upcoming three (3) quarters.

(f)	The fees for Annual Support Hours are set forth in Schedule F.

8.	Enhanced Support Services. The following support services shall be performed by CSG’s EchoStar SBU and shall be charged against the Annual Support Hours:

•	Functional Enhancement, Business Analysis and Requirements Analysis

•	New Functionality Testing

•	System Configuration

•	Operational Maintenance

•	Trouble Ticket Management

•	Enhanced Message Link (EML) Messaging and ZAS Management

•	Macro Development and Management

•	Vantage and Vantage Plus Analysis and Management

•	Management of Custom Development Projects

•	FMS WFM Management

•	Management of MIS Level Profiles

•	Ownership and Management of CSG Configuration Tool

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** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Customer acknowledges that CSG shall not be responsible for the following activities and that Customer shall maintain the following responsibilities:

•	Priority Management, Release Approval, ASH Approval

•	Invoice Analysis

•	Management of Taxing via Tax department

•	Spanish Translations for CSG configuration team

•	Commitment to change of ownership and complete production use of the CSG Configuration Tool

9.	MIPS Calculation. ******** ****** ** *** *** *** *** **** ******** ** ******** *** ********, **** ** ********** **** *** **** *** ***** ** ******** *. ** *** ****** ***** (****) *** ** **** ******** ***** (********* ** ******** **, ****), *** **** ****** ******** ** ******* ** *** **** ******** *** *** ********* *** ******* *** ****** (***) ******** ****. *** **** ******** ** ******** ** *** ***** ******* * ***** ****** ** **** ***** **: (*) *** **** **** (******* *****); (*) *** ****** ** ********** **** ******** ** *** *** ****** ************ ***/** ******** ********; *** (*) *** ****** ** **** ********* ** ********. “**** ****” ***** **** ******** (**) **** *** *** ******* ******** (***,***) ****** *********** *** *****. *** ******* ***** **** *** **** **** *** ** ********* ** ********* ** ******* *** **** ********* *** ********’* *** ** ***’* ******** *** ******** ***** *** ******** ****** ** ********. *** ******* **** ****** *** **** **** ** **** ** *** ********** **** ******** ** ********** **** (*)-(*) ***** ** ********* ** ******* *** ********* ******* (****** ********* ** *********) ** *** ******** ****. ** *** ***** ******** ****** ** ******** ********** **** ** ********** **** ********* (*) *****, ******** ***** *** *** *** *** ***** ** ******** * ** *** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-2

Technical Services

1.	General. Customer hereby hires CSG, and CSG hereby agrees, to provide Customer with the design, development and/or other consulting services described in a Statement of Work, as defined in Section 2 (collectively, the “Technical Services”) as its independent contractor.

2.	Technical Services.

(a)	Statements of Work. CSG and Customer will execute a Statement of Work for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statements of Work will form an integral part of this Agreement.

(b)	Location and Access. CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer’s premises.

(c)	Insurance. CSG will be solely responsible for obtaining and maintaining appropriate insurance coverage for its activities under this Exhibit A-2, including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3.	Fees and Expenses. Customer will pay CSG any Project Fees set forth in a Statement of Work, as well as any Reimbursable Expenses incurred in connection with Technical Services performed by CSG, in accordance with the terms and conditions of the Agreement.

4.	Intellectual Property. All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Exhibit A-2 (the “Deliverables”), including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as, and to the extent otherwise, specified in the applicable Statement of Work. During and after the term of this Agreement, CSG and Customer will execute the instruments that may be appropriate or necessary to give full legal effect to this Section 4.

5.	Delivery of Items. Upon the expiration or termination of this Agreement for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, following which CSG and Customer will deliver to the other all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that either party disclosed to the other in performance of the Technical Services.

6.	DBS Product and Service Developments. If, during the term of this Agreement, Customer requires development assistance in connection with functionality requirements in, among other things, the direct broadcast satellite industry that Customer determines are important to its business operations, CSG agrees that it shall assist Customer, taking into account all of CSG’s reasonable and practicable business considerations with respect to an agreement involving the provision of any such development assistance. Such assistance performed by CSG would be performed on a time and materials basis, at the rates set forth in Schedule F and CSG shall use all commercially reasonable efforts to complete such efforts on an expeditious basis.

7.	Non-Solicitation. During the term of this Agreement and for twelve (12) months after its termination, neither Customer nor CSG will, without the other party’s prior approval, solicit or hire any employee of the other party (or its related persons) who has been directly involved in either party’s performance under this Agreement.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-3

Print and Mail Services

1.	Services. CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for the printing and mailing of monthly statements to Customer’s subscribers where CSG maintains the primary customer account records. Such services to be performed by CSG are referred to as the “Print and Mail Services.”

2.	Postage. CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3.	Customer Letters. CSG shall provide Customer Letters in accordance with the fees set forth in Schedule F.

4.	Ancillary Services. At Customer’s request, CSG shall provide the ancillary services described in Schedule F attached hereto (the “Ancillary Services”) for the fees set forth in Schedule F.

5.	Enhanced Statement Presentation Services. CSG shall develop a customized billing statement (the “ESP Statement”) for Customer’s subscribers utilizing CSG’s enhanced statement presentation (“ESP”) services. Customer agrees that CSG’s ESP services shall be CSG’s sole method of printing and mailing Subscriber Statements. The ESP Statements may include CSG’s or Customer’s intellectual property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. “CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG’s public library, where CSG maintains the primary Customer account records, that may be used in connection with designing, producing and mailing ESP Statements.

(a)	Development and Production of ESP Statements. CSG will perform the design, development and programming services related to design and use of the ESP Statements (the “Work”), which will contain Customer’s and CSG’s Intellectual Property and include the Development Fee to be paid by Customer. CSG will create the work product deliverables (the “Work Product”) set forth in a separately executed and mutually agreed upon ESP Work Order (the “Work Order”) or Statement of Work. Except with respect to Customer’s Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG’s billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer.

(b)	Supplies. CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the “Supplies”). CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(c)	Right of Customer’s Intellectual Property. Customer provides to CSG a non-exclusive right to use all of Customer’s Intellectual Property necessary to design, produce and mail the ESP Statements, directly or indirectly for the term of this Agreement. Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG’s use of Customer’s Intellectual Property on ESP Statements will not constitute a misuse or infringement of Customer’s Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer’s Intellectual Property and will immediately advise CSG of the loss of Customer’s right to use any of Customer’s Intellectual Property, of all copyright and other notices that must be used in connection with Customer’s Intellectual Property, and of any restrictions on use of Customer’s Intellectual Property relevant to CSG’s activities hereunder.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(d)	Indemnification Relating to ESP Statements. Customer shall indemnify, defend and hold CSG harmless from any direct claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys’ fees), directly or indirectly resulting from Customer’s breach of any representation or warranty under this Section 5, and the Work Product, except for those arising out of CSG Intellectual Property.

6.	Per Cycle Minimum. Customer must have a minimum of four (4) cycles per month but no more than thirty (30) cycles per month.

7.	Deposit. As of the Effective Date of this Agreement CSG holds a security deposit equal to the estimated amount of disbursements for *** (*) ***** as reasonably determined by CSG based upon the projected volume of applicable services to be performed monthly by CSG (the “Deposit”) for the payment of expenses described in Section 2 of this Exhibit A-3 (the “Disbursements”). **** ******* ***** ** ********* ** ** ********* ****** ** ************* *** ***** (**) ******** **** ** ***** ************ **** * ***** (*) ***** ****** ********* **** *** *******, **** *******. ** *** ***** ******** ***** ** ****** **** *** ******* ***** *** ***** ** ******* * *** ***** *********** ******* ******, *** ***** **** *** ***** ** ******** *** ******* ** ** ********* ****** ** ************* ***** ** ********’* ****** ******* *******. *** *******, ** ********’* ****** ******* ******* ** ****** (**) ******** **** **** *** **** ** ******* *** ***** (*) *********** ******* ******,, *** ***** **** *** ***** ** ******** *** ******* ** ** ********* ****** ** ************* ***** ** ****** (**) ******** ****. *** ***** **** *** ***** ** ******** ** ******** **** ********* ******* ***** ******** ******** **** *** ******* ***** *** ***** ** ******* * *** ***** (*) *********** ******* ******. *************** *** *****, *** ******* *********** **** ** *** ***** *** ******* ***** *** ***** ** ******* * *** ******* ** ** **** **** ***** (**) ******** ****, *** ***** ****** *** ******* ** ******* *** ******* ******* ****.

At the end of each calendar quarter, if Customer incurs Disbursements greater than the Deposit for any billing month, Customer shall, within sixty (60) calendar days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive billing months. Any portion of the Deposit that remains after the payment of all Undisputed amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while any Deposits are maintained by CSG.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4

Financial Services

1.	Services. For the fees set forth in Schedule F, Customer shall receive the following Financial Services: Credit Verification Services, Paybill Advantage, One Time and Recurring Credit Card Authorization Services, and Card Account Updates.

2.	Compliance with Laws. Both parties will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit A-4. In the event of clear evidence of fraudulent activity by either party, all Services under this Exhibit A-4 will be discontinued immediately.

3.	Records. CSG shall maintain records of the transactions it performs under this Exhibit A-4 for a minimum of forty-five (45) days, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided under this Exhibit A-4 that are beyond its reasonable control.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(a)

PAYBILL ADVANTAGE®

ELECTRONIC PAYMENT SERVICES AGREEMENT

1.	ELECTRONIC PAYMENT SERVICES. CSG will provide to Customer, and Customer will purchase from CSG the data processing services, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of Customer’s subscriber accounts that elect to utilize Customer’s electronic bill payment services (the “Subscribers”).

2.	BASIC SERVICES.

(a)	Consumer Debits. Each Subscriber will have the option to preauthorize a debit to either their checking account or savings account each month for a predetermined date of Customer’s choosing. CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a preauthorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have preauthorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each debit will be submitted so as to effect the payment on the designated date.

(b)	Credit of Remittances. CSG will post to Subscriber’s CCS account a payment transaction for each processing Subscriber on the Subscriber’s collection day. For purposes of this subparagraph (b), a Subscriber’s “collection day” shall mean: (i) for recurring EFT transactions, the day the Subscriber’s payment transaction posts to CCS; and (ii) for one-time EFT transactions, the day that the ACH transaction (via a payment batch) is released by CSG to the originating bank.

(c)	Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into the CCS system. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the CCS system will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the CCS system will automatically update the information on the CCS system. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d)	Automatic Preauthorized Payments. CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a date predetermined by Customer. CSG will submit a file to the ACH Originator three (3) business days prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e)	Settlement. For recurring EFT transactions, the ACH Originator will credit Customer’s bank account for the gross ACH collection on the same day as the debit to Subscriber’s checking or savings account. For one-time EFT transactions, the ACH Originator will credit Customer’s bank account for the gross ACH collection two (2) business days after CSG’s debit date defined in CCS.

(f)

Settlement of Returns. The ACH Originator will settle daily returns against Customer’s bank account. Settlement with Customer will be done daily. Each day for which there are returns, the ACH Originator will initiate a debit to the Customer’s specified account for the total amount of debits received by ACH Originator that day. First time NSF

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

returns that will be re-deposited by ACH Originator will not be debited to the Customer’s specified account. Customer is ultimately responsible to cover on a daily basis all return debits incurred by ACH originator and in the event collections have ceased, Customer shall be obligated to pay within ten (10) business days any unfunded return amounts not funded to cover all remaining return debits.

(g)	Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period of at least seven (7) years in accordance with any applicable government laws or regulations.

3.	ADDITIONAL SERVICES. If Customer desires CSG to provide other services in addition to the Basic Services, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Exhibit A-4(d).

4.	SUBSCRIBER AUTHORIZATION. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account, checking account or bank card account, and provide a copy of the authorization to each Subscriber. Customer will provide only valid authorizations for processing.

5.	SUBSCRIBER REPORTS. If Customer requests that CSG provide Customer information regarding Customer’s Subscribers and related banking information and payment data, then Customer shall pay CSG’s then current rates (if applicable) for processing such information.

6.	COMPLIANCE WITH LAWS. Customer will comply in all material respects with all federal, state or local laws and regulations pertaining to electronic payment processing. In the event of clear evidence of significant fraudulent activity by Customer, the Basic Services and any Additional Services will be discontinued immediately and any funds on the way to Customer will be impounded immediately.

7.	COLLECTION DATA. Customer shall update subscriber account balance information to provide necessary data for the Basic Services and any Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

8.	ACH ORIGINATOR. Customer acknowledges and agrees that this Exhibit A-4(d)is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG may contract with one or more financial institutions for ACH processing.

9.	ONE-TIME PAYMENTS. All of the terms and conditions of this Exhibit A-4(a) and of the Agreement shall apply to Customer’s use of the Service for one-time payments except as set forth below:

•	CSG will not initiate ACH prenotes for one-time payments. ACH prenotes will only be initiated for recurring, monthly payments.

•	With respect to one-time payments only, the Subscriber payment amount submitted to the ACH Originator will be determined by the Subscriber.

•	With respect to one-time payments only, CSG will submit a file to the ACH Originator on the date the payment is entered into the CCS system. However, if the designated date for deduction falls on a weekend or holiday, the deduction will not occur until the next scheduled banking day.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(b)

One-Time Credit Card Processing

1. One-Time Credit Card Processing. CSG will provide to Customer, and Customer will purchase from CSG, those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card (the “One-Time Credit Card Processing Service” or for this Exhibit only, the “Service”). Credit Card payments can be accepted online through CCS. This feature involves real-time credit card authorizations via an interface with a third party credit card processing system. Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online. CSG will create and transmit a nightly settlement file to the merchant banks’ processing center. All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to 9 p.m. central time. One-time credit card payments will be identified on daily and monthly production reports. The merchant processing fees will be billed directly to the Customer, per the agreement between the customer and the merchant bank.

2. Requirements. Allowable credit cards for the One-Time Credit Card Processing are MasterCard, VISA, Discover and American Express. Customer is responsible for establishing a merchant agreement with a CSG approved bank*. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3. Use of Credit Information. Customer and CSG agree that all information and data accessed through the One-Time Credit Card Processing Service is “Confidential Information” and as such shall kept strictly confidential in accordance with the Agreement.

4.	Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Ownership of Credit Data. Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

*	At this time, CSG approved banks include: Chase Merchant Services, Paymentech, First National Bank of Omaha, Old Kent Bank, Huntington National, Wells Fargo and First USA. Additional banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(c)

Recurring Credit Card Processing

1. Recurring Credit Card Processing. CSG will provide to Customer, and Customer will purchase from CSG, those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service” or for this Exhibit only, the “Service”). When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 2 below), to insure that the credit card information is accurate. Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between ten (10) and twenty five (25) business days after the cycle date. Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account. The merchant bank is responsible for all settlement processing and reporting. Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank. Recurring credit card payments will be identified on daily and monthly production reports.

2. Requirements. Allowable credit cards for the Recurring Credit Card Processing are MasterCard, VISA, Discover, American Express and First National Bank. Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank, currently either Chase Merchant Services or Paymentech. Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3. Use of Credit Information. Customer and CSG agree that all information and data accessed through the Recurring Credit Card Processing Service is “Confidential Information” and as such shall kept strictly confidential in accordance with the Agreement.

4.	Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Recurring Credit Card Processing Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Ownership of Credit Data. Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(d)

Credit Verification Services

1.	Credit Verification Services. CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, that are identified as Basic Services in Exhibit A-4(d)(i) (the “Credit Verification Services”) for Customer’s subscriber accounts that elect to utilize Customer’s Credit Verification Services (the “Subscribers”).

2.	Use of Credit Information. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose.

3.	Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.	Intellectual Property.

(a)	No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Credit Verification Services.

(b)	Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Credit Verification Services (the “Vendor”) or its affiliates, whether registered or unregistered, without the Vendor’s prior written consent.

(c)	Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit A-4(d) shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(d)(i)

Basic Services

Experian Interface:

Basic

ID Verification - a one-position character and corresponding description, indicating the comparison results of Input Name and SSN to the Response Name and Address. Values are as follows:

0	ID matches to data supplied.
1	ID matches (plus other names).
2	ID does not match to data supplied.
3	ID flagged as deceased person
4	ID has never been issued
5	No record found

Social Security Number - Most recent SSN on file.

Birth Date and Deceased Date - Displays if SSN is identified as deceased or non-issued.

Address Alert - An optional one - character field with values as follows:

Y	Hit on Non-Residential Area.
N	No Hit on Non-Residential Address.
X	Not Requested - or - Address was Not Found.
Public Alert - one-position fields with descriptions which indicate:

Bankruptcy

Judgment

Tax	Lien

Bankruptcy Dismissed or Discharged

Judgment Satisfied or Vacated

Tax lien Released

“Additional Names and Addresses Exist” Field.

This two-digit field displays the number of additional names and addresses found in the database for the input subscriber information.

If this value is “01” or greater, a maximum of six additional names and addresses can be viewed.

Enhanced

The following fields are included in the above fields to create the Enhanced Service:

Credit Score - a five position code (four positions are numeric and the fifth position is an alpha value of N (Negative), P (Positive)), followed by a sixty (60) position treatment description as Customer defined in the CCS user data file.

*	Not all fields are available on every record.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-4(e)

Card Account Update (also known as Visa’s Relationship Manager Service)

1.	Card Account Update. CSG will provide to Customer, and Customer will purchase from CSG, those data processing services, which automatically refresh VISA and MasterCard cardholder account numbers and expiration dates for merchants that use Chase Merchant Services for recurring credit card processing (the “Card Account Update Service”).

2.	Requirements. Customer may use Chase Merchant Services, or such other CSG approved merchant services, for recurring credit card processing in order to utilize the Card Account Update Service. Customer acknowledges that Customer and Chase Merchant Services must execute an Amendment to the Merchant Bankcard Processing Agreement entered into between Customer and Chase Merchant Services before Customer may use the Card Account Update Service. Customer also acknowledges that the Card Account Update Service must be used with either CCS or ACSR® systems. In addition, Chase Merchant Services will register Customer with and be responsible for the applicable card association(s) for the card account update service.

3.	Use of Credit Information. Customer agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, and (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose.

4.	Intellectual Property.

a.	No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

b.	Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of VISA, Chase Merchant Services, MasterCard, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

c.	Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of CSG’s provider of the Card Account Update Service. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5.	Data Accuracy. Customer acknowledges that the Card Account Update Service is only accurate to the extent a Card issuer participates in the service and that many Card issuers do not participate in the service. Furthermore, Customer Acknowledges that CSG is not responsible in any way for the accuracy or the completeness of data which may be accessed as part of this service. At this time, VISA and MasterCard are the only credit card types offering the service of tracking and reporting replacement credit card numbers and expiration dates.

6.	Termination. Visa and or MasterCard may terminate Customer’s participation in the Card Account Update Service, or terminate the service in its entirety, at any time. Chase Merchant Services’ bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in Merchant Bankcard Processing Agreement entered into between Customer and Chase Merchant Services. CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by either Visa or Chase Merchant Services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-5

Additional Services

CSG SmartLink*. CSG SmartLink is an XML interface that provides a mechanism for customers to use the open standards of the extensible Markup Language (XML) to communicate with core CSG’s CCS system. The XML technology allows a customer to build applications using these open standards. Message based XML is used for communicating upstream to and downstream from core CSG systems. The data communications method for the CSG SmartLink interface is TCP/IP. Customers can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides the customer with the CSG SmartLink Interface Specification and the XML document type definitions (DTDs) for each defined XML activity. XML requests sent by the customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

CSG Workforce Express Fleet Management Downstream Interface*. CSG Workforce Express Fleet Management Downstream Interface is an interface between Customer and CSG’s CCS system which allows selected work order data to flow from CCS to Customer as outlined in Section 3.2 of the Fleet Management System (FMS) Interface Specification, Version 1.0, Release Date: May 25, 2000. CSG’s use of the CSG Workforce Express Fleet Management Downstream Interface is restricted for the sole and exclusive purpose of interfacing with Customer’s Enterprise Application Integration (“EAI”) Bus. Any other use of the CSG’s Workforce Express Fleet Management Downstream Interface, including the data obtained thereby, is strictly prohibited. The CSG Workforce Express Fleet Management Downstream Interface must be certified in conjunction with Customer’s EAI Bus by CSG prior to the integration of the interface. All project management, certification, integration, workflow consulting and/or technical review services (including the applicable hourly fees as set forth in Section 1.3 of Schedule F) shall be set forth in a mutually agreed upon Statement of Work.

Account Hierarchies. Account Hierarchies provides customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts. Multiple groups will be created that connect subservient accounts across an entire business organization.

ODE Interface. Customer use the open data exchange (“ODE”) interface at no charge, so long as Customer uses the ODE interface for the sole purpose of interfacing with Customer’s Dish-Promo application. Customer shall use commercially reasonable efforts to migrate from the ODE interface to the CSG SmartLink interface within a mutually agreed upon timeframe.

Integrated Operations Testing Environment.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(iii)	*** ********** ******* **** ** ********* ** *** ****** **** (**) ***** *** ***, ***** (*) **** *** **** ** ********** **** *** *********:

(a)	*** ***** *** *** ***** ********* ***** ******* ****** ** *** ***** *****. ****-**** **** ******* ****** (“***”) *** **** ***** ****** **** **** ** ********* *** ********** ***** ********** ** ** ******* * ***** ** ******** ************** *********. *** **** *** ******* **** **** *** ****-**** ****** ** * ****** ***.

(b)	********** ********** *** ****, *** *** **** *** ************ ********** ******* ** ******** ******** ****** *:** ** **.

(c)	**** ******* **** ** **** ********* ** **** ** ******** *** ****** ***** ** *******.

(d)	********** ******* **** ****** ** ******* *** ********** ******* ** *** **** *** ********* ** ********** ***** ********* *** *******.

(e)	********, ********* *** *** ******* **, *** *******, ***, *** ***** **** ******** **** ** ********* **** ******** * ******* (** ******* ** ******** * ** *** *********). ******** * *** * ******* **** *** ** ****** *** **** ************.

(f)	****** ****** ** ***** ***-******** ******* ************ **** **** ** ** ********* ** * ******* **** **** ** ******** **** * ********** ****** ** ****** *** *** ** ******* *******.

(**)	****** * *** ****** * **** ** ********* ** *** ****** ******* ****** *:** ** ** *:** ** ** ** ********** **** *** *********:

(a)	*** ***** *** *** ***** ********* ***** ******* ****** ** *** ***** *****. ****-**** **** ******* ****** (“***”) *** **** ***** ****** **** **** ** ********* *** ********** ***** ********** ** ** ******* * ***** ** ******** ************** *********. *** **** *** ******* **** **** *** ****-**** ****** ** * ****** ***.

(b)	********** ********** *** ****, *** *** **** *** ************ ********** ******* ** ******** ******** ****** *:** ** **.

(c)	**** ******* **** ** **** ********* ** **** ** ******** *** ****** ***** ** *******.

(d)	****** * *** ****** * ************ *** ** ********* **** ***-********** ******** ******** ** *** ****. *** ***** **** ***** ******* ** ******* *** ******** *********** ******** ****** *** ****** * *** ****** * ************.

(e)	********, ********* *** *** ******* **, *** *******, ***, *** ***** **** ******** **** ** ********* **** ******** * ******* (** ******* ** ******** * ** *** *********). ******** * *** * ******* **** *** ** ****** *** **** ************.

(f)	****** ****** ** ***** ***-******** ******* ************ **** **** ** ** ********* ** * ******* **** **** ** ******** **** * ********** ****** ** ****** *** *** ** ******* *******.

(v)	Any support requested by Customer that is not included in paragraphs (iii) or (iv) above shall be requested in writing and provided by CSG at the standard rate for the Annual Support Hours set forth in Schedule F.

Address Change Service (also known as Postal Endorsement) - An automated service used by the USPS to provide electronic address updates to its customers. Instead of receiving returned mail pieces to our site for address updates, the USPS will provide CSG with an address file, and CSG will automatically update the “bill to” information for your disconnected subscribers.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

CSG Customer Loyalty - CSG Customer Loyalty is a suite of modules that consists of Customer Loyalty Discounting and Frequent Buyer Management described below.

Customer Loyalty Discounting - Customer Loyalty Discounting rewards subscribers who have had connected accounts for a considerable length of time, or who subscribe to specified services or premium channels. It can also reward subscribers for maintaining a good payment history. Application set-up criteria limit the subscribers who will qualify to participate – for example on the basis of specific service codes.

Frequent Buyer Management - Frequent Buyer Management allows subscribers to earn awards with point accumulation by ordering PPV events, subscribing to certain services, participating in campaigns, or making purchases with an affinity credit card.

*	CSG will support 3270 CCS transactions, SmartLink™ and the Workforce Express Fleet Management Downstream Interface during the term of this Agreement; provided, however, Customer agrees to work in good faith with CSG to convert to SmartLink™ and/or Workforce Express Fleet Management Downstream Interface all 3270 applications that CSG demonstrates to cause material adverse impact upon the response time, operation or performance of the CCS system, and where Customer concurs that such conversion would not cause material adverse impact upon the response time, operation or performance of Customer’s system.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE B

Products

1.	License. CSG grants Customer, and Customer accepts from CSG, a non-exclusive and non-transferable perpetual right to use the software products set forth in Exhibit B-1, as more fully described in Exhibit B-1(a) (the “ Products”) at the System Sites and number of workstations set forth in Exhibit B-1 (except with respect to the Expanded License Software defined in paragraph 4 below), in the Designated Environment, for the fees set forth in Schedule F, and subject to the terms and conditions of the Agreement.

2.	CSG Products. “Products” includes (i) the machine-readable object code version of the Product software (collectively, the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule B (the “Enhancements”), and (v) any copy of the Software, Documentation or Enhancements. Except as noted in Section 31 herein, nothing in this Schedule B will entitle Customer to receive the source code of the Software or Enhancements, in whole or in part. “Expanded License Software shall include ****, **** ***, **** ***, *** ********* *******, *** *** ****** *******.

3.	Use. Unless explicitly stated to the contrary herein, and in addition to the restrictions on use and/or terms and conditions set forth in Section 4 below, Customer may use the Products only in object code form, and only for Customer’s own internal purposes and business operations with the Services for providing accounting and billing services to its subscribers or services related thereto. If third party products are provided to Customer as part of the Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party’s standard license. Customer will not use the Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization (as defined in Section 4 below) on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer’s computers across the network, up to the number of workstations specified in Exhibit B-1. Backup and recovery plans or backup and recovery software is not included with the Products. Any Customer documents, data and files are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within the Products. Customer may make only one back-up archival copy of the Software, Enhancements or Customization for each System Site. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Products, except as and to the extent expressly authorized by applicable law. Customer shall not publish any results of benchmark tests run on the Products.

4.	Product Specific Terms and Conditions.

(a)	Expanded License. For the fees set forth in Schedule F, CSG hereby grants to Customer a perpetual, non-exclusive, royalty-free license to use the Expanded License Software (the “Expanded License”), subject to the terms and conditions set forth below:

(i)	******** *** *** *** ******** ******* ******** ** ****** **** **** **** ** ************ **** *** ***** ** ****** ** ******** ** *** ****** ******, ** *** ********** *********** *** **** ******* ** ********* ** *** *********, *** **** *** ********’* *** ******** ******** ******** ** ********** **** *** *** ********;

(ii)	**** *** ********* ** **** *********, ******** *** **** ** ********* ****** ** ****** ** *** ********** ******** ******* ******** *** *** *** ***** **** ******** *******; ********, *******, **** ******** ***** ********* *** *************** *** *********** ******* ** *** **** ******;

(iii)	**** ******** ******* ** *** ************, ** ***** ** ** **** ******* ***’* ***** ******* *******;

(iv)	****** ** ************ ******** ** ******* *.*(***) *****, ******** **** *** ***, ** ****** *** ***** ****** ** ***, *** ******** ******* ******** ** ******* *** ******* **, ** ****** **, ** *** *** ******* **, *** ***** ***** ***** **** ********’* ***********;

(v)	****** ** ************ ******** ** ******* *.*(***) *****, ******** **** *** ***, ** ****** *** ***** ****** ** ***, *** ******** ******* ******** ** * ******* ****** ******** (*.*., ******* *** ** **** ********* ******* *** ******* ** ******** *** ******* ** *** ******** **** * ****** ** ****** ******** ********);

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

(vi)	******** ***** *** ********* ****, *********, ******, *****, *********, *********** ** ******* ******** *** ******** ******* ********;

(vii)	*** ******** ******* ******* ***** **** ******* ** ********* ** *** ***** ***** ******** **** *** ** ******** ** ******* *** ********, ** ********** ** ******* *-*(*) ******** ******, *** ***** ******** ****** ** ** ****** *********** *** *********; ***

(viii)	******** ***** ** *********** *** ****** *** *** *** *** *** ************/******* ******** ******** ** *** ** ******** ** *** ******** ******** ******* ** **** ******* *.*. **** ******** ***** ** ******** ***** * ******** ********* ********* ** ****.

(b)	Third Party Access. CSG acknowledges and agrees that Customer may desire to have third parties access and use copies of the Expanded License Software for the exclusive benefit of Customer, and CSG hereby consents to such third party access, provided that:

(i)	**** ***** ***** ******** ** ********* **** *** ************* ******* ** **** ** ******* *-*(*) ** **** *********;

(ii)	******** ***** *** ********** ********* *********** **** **** ***** ******* ** ******* *** ************ ******** ****** ** *** ******** ******* ********;

(iii)	**** ***** *******’ *** ** *** ******** ******* ******** ** ******** ** ********** **** *** *********** ********* ** *** *********;

(iv)	******** ***** ** *********** *** *** **** ** ********* ** **** ***** ******* **** ******* ** ***** *** ** *** ******** ******* ******** *** ***** ******, ********* *** **** ******** *** **** *** ******* *** *** *** ******, *****, ***********, ********, *********’ **** ** ******* *** *** ****** ** **** ***** ***** ** *** ***** ** *** ******** ******** ** *** ***** ** **** ******* *.*; ***

(v)	******** ***** ** *********** *** ****** *** *** *** *** *** ************/******* ******** ******** ** *** ** ******** ** *** ******** ******* ** ******* *.*. **** ******** ***** ** ******** ***** * ******** ********* ********* ** ****.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B-1

CSG Products and Workstations

CSG Expanded License Software

ACSR

ACSR Module for HSD

ACSR AOI

CSG Statement Express

CSG Screen Express

CSG Products	Workstations
CSG Vantage	**
CSG Vantage Plus	**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B-1(a)

CSG Product Description

Advanced Customer Service Representative (ACSR). ACSR is a graphical user interface for CSG’s CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data. ACSR ensures that accounts can be serviced by the same CSR and enables CSRs to communicate with one another through a self contained messaging system. ACSR is designed so that module based functionality such as CIT can be added as needed.

ACSR module for HSD or ACSR HSD. The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on CCS as it relates to Customer’s offering of high speed data services.

ACSR AOI. ACSR AOI is an application object interface that allows third party applications to be used in conjunction with ACSR.

CSG Screen Express. Integrated with CSG ACSR and the call center’s ACD telephony switch, Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation. In addition, Screen Express provides basic software-based operations of the CSR’s physical telephone. Message Express is an add-on module to CSG Screen Express providing desktop readerboard functionality to the client application. The client can be used to display ACD statistical information, as well as, a desktop message center. Extended messages can be accessed using Universal Naming Convention (UNC) path information, including web browser integration.

CSG Statement Express. CSG Statement Express electronically stores, retrieves and prints an ESP statement exactly as it appears to subscribers, including customized statement messages and advertisements. Statements are available within forty-eight (48) hours of printing, making the images available to Customer Service Representatives before subscribers. CSG Statement Express works in either a stand-alone capacity or integrated with ACSR.

CSG Vantage. CSG Vantage is a database which enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

CSG Vantage Plus. CSG Vantage Plus reporting tool provides a web front end for the RMS reporting system. CSG Vantage Plus allows much greater flexibility in retrieving and presenting the RMS report data. Additionally, Customer will be able to administer the number of users on the system as well as which reports each user has access to. With CSG Vantage Plus, Customer can view data in HTML format and download or export this data in CSV format. Attachment 1 provides the reports that shall be made available to Customer as of the Effective Date. Increasing the number of Reports in Attachment 1 will be subject to additional fees to be mutually agreed upon in writing.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Attachment 1 to Exhibit B-1(a)

Report #	Report Description
CPIM-112	Equipment Status Breakdown
CPMM-004	Total Service Code Statistics
CPMM-022	Service Code Penetration & Churn
CPMM-302	Basic Service Code Statistics
CPPM-010	Event Order Royalty / Usage Summary
CPRM-006	Royalty Accounting
CPSD-014	Monetary Entry List
CPSD-016	Lockbox Accepted
CPSD-018	Lockbox Rejected
CPSD-022	Monetary Tran Journal
CPSD-024	Report of Adjustments
CPSD-026	Non-Monetary Journal
CPSD-028	Un-posted Nonmon Items
CPSD-030	Un-posted Monetary Items
CPSD-036	Credit Card Billing Report
CPSD-044	Unrecovered Equipment – Daily
CPSD-080	Subscriber Exceptions (Part 1)
CPSD-082	Subscriber Exceptions (Part 2)
CPSD-084	Subscriber Exceptions (Part 3)
CPSD-086	Subscriber Exceptions (Part 4)
CPSD-100	Ledger Activity Report
CPSD-108	Subscriber Cash Refunds
CPSD-110	Daily Letters Report
CPSD-140	PPV Adjustment Research Report
CPSD-142	Adjustment Clearance Report
CPSD-144	Adjustment Exception Report
CPSD-146	Monetary Activity Summary
CPSD-148	Misc. Adjustment Research Report
CPSD-158	Mass Adjustment File/parameter Error Report
CPSD-180	Duplicate Tax ID Report
CPSD-266	Monetary Transfer Summary
CPSD-268	Account Transfer Activity
CPSD-310	Daily Payment Batch Recap
CPSD-312	Credit Card Declines Report
CPSD-314	Credit Card Resubmit Report
CPSD-324	Credit Card Payment Report
CPSD-332	EFT Activity Report
CPSD-334	CVI Processing Activity Report
CPSM-034	Potential Refunds
CPSM-212	Deleted Accounts
CPSM-214	Connected Delinquent Accounts
CPSM-216	Disconnected Delinquent Accounts
CPSM-232	Bulk Service Code Summary by Complex
CPSM-300	Accounts Receivable Journal

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Report #	Report Description
CPSM-302	Monetary Monthly Transaction Activity
CPSM-304	Monthly Adjustment by Reason
CPSM-306	Payment Adjustment Composition Report
CPSM-308	Monthly Earned and Unearned Revenue
CPSM-310	Monthly Payment Batch Recap
CPSM-318	Financial Summary Report
CPSM-360	Sales Tax Register – State Recap
CPWD-008	Work Order Adds
CPWD-012	Work Orders Rejected
CPWD-014	Work Orders to be Scheduled
CPWD-016	Work Orders Aging
CPWD-020	Work Orders Cancelled
CPWD-042	Work Orders Completed
CPWD-044	Closed Work Order by Service Code Summary
CPWM-048	Trouble Call Response Time
CPWM-320	Work Order Response Time
CPHD-002	House Adds
CPID-080	Daily Non- Responding Converter
CPPD-006	Event Order Entry List
CPSD-122	Daily Memo Dump
CPSD	Daily Charge Off Activity Report
CPPD-004	Order File Updates
CPIM-016	Authorization Profiles
CPMM-022	Service Code Penetration & Churn
CPSD-360	Subscriber Message Audit Report
CPSD-380	USPS Address Change Service Exception
CPWD-026	Work Order Status
CPPE-002	Event File Updates
CPSD-224	Packs Sent Summary Report
CPSD-244	Packs Sent Detail Report
CPSD-226	Accepted Packs
CPSD-228	Accepted Packs
CPSD-230	Rejected Packs
CPSD-232	Rejected Packs
CPSD-062	Packs Sent By SPA Report
CPSD-064	Confirmation Transmission
CPSD-150	Resent EMI Records
CPSD-238	Unmatched EMI Records Research
CPSD-240	Unmatched Pack Records Research
CPSD-220	Matched Return Detail Error Report
CPSD-242	Rejected Pack Sequence Correction
CPSD-236	Aging Activity Report
CPSD-060	Internal Rejects
CPSD-406	Remove EMI Billing Records
CPSD-404	EMI Exceptions
CPSD-190	Account Transfer Additions
CPSM-500	Aged Off Account Transfer Records

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Report #	Report Description
CPSD-076	SBC Midwest Duplicate Errors
CPSD-418	Dunning Group Assignment by Reason
CPSM -504	Dunning Group Movement

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B-1(b)

Third Party Software

1.	ACSR
-Rumba 2000 v 7.0.b.
-Brixton software products, including, PU2.1.LU6.2, 3270 Client, and LU2.1

2.	ACSR/HSD
-Same as ACSR

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B-1(c)

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT is made as of the      day of                      between CSG SYSTEMS, INC., a Delaware corporation with its principal offices at 7887 East Belleview Ave., Suite 1000, Englewood, CO 80111, U.S.A. (“CSG”) and [Name of Company], with its principal offices at [] (“Company”).

RECITALS

CSG and Company intend to discuss certain matters regarding potential business relationships, including opportunities regarding CSG’s software and systems (the “Products”) in certain areas.

In these discussions, CSG and Company may disclose to the other confidential and proprietary information and trade secrets for evaluation of the Products and any potential business relationship (the “Evaluation Process”).

As a result, CSG and Company agree on the following terms for disclosure and protection of their respective information.

1.	DEFINITION OF CONFIDENTIAL INFORMATION. “Confidential Information” means information developed, acquired or licensed that is maintained as confidential information or trade secrets, including products planning information, marketing strategies, plans, finance, operations, customer relationships, customer profiles, sales estimates, business plans, internal performance results relating to past, present or future business activities, scientific or technical information, designs, processes, procedures, formulas, or improvements, confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how, show-how and trade secrets, whether or not patentable or copyrightable, and all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible embodiment of the foregoing.

2.	IDENTIFICATION OF CONFIDENTIAL INFORMATION. All information which is disclosed by the disclosing party to the receiving party and which is to be protected hereunder as Confidential Information of the disclosing party shall:

(a)	if in writing or other tangible form, be labeled as proprietary and/or confidential, and

(b)	if oral, be identified as proprietary and/or confidential at the time of disclosure and confirmed in writing by the disclosing party as confidential and/or proprietary within fifteen (15) calendar days of the date of disclosure.

3.	CONFIDENTIALITY. CSG and Company agree, with respect to the other’s Confidential Information, for a period of three (3) years from the date of disclosure:

(a)	to take reasonable precautions necessary to safeguard confidentiality of that Confidential Information, including those the party takes to protect its own Confidential Information and those the other party reasonably requests from time to time;

(b)	not to disclose that Confidential Information to any person or entity except its employees who have a need to know and require access in connection with the Evaluation Process;

(c)	to require that such employees (i) agree to comply with the use and non-disclosure restrictions applicable to such Confidential Information under this Agreement and (ii) acknowledge the disclosing party’s right to enforce these restrictions against the employee before disclosing that Confidential Information to any such employee; and

(d)	not to remove or deface any notice of confidentiality on the Confidential Information. The placement of a copyright notice on any Confidential Information will not constitute publication or otherwise impair its confidential nature.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

4.	USE. Each party will use the Confidential Information of the other party exclusively to evaluate the Products and evaluate potential business relationships. The Company will not copy the Products without CSG’s prior written permission, and CSG and Company will not copy any of the other’s Confidential Information without the other’s prior written permission.

5.	UNAUTHORIZED USE OR DISCLOSURE. The unauthorized use or disclosure of either party’s Confidential Information will cause the party irreparable harm, and any actual or threatened unauthorized use or disclosure will entitle the disclosing party to injunctive relief, without bond. If an unauthorized use or disclosure of either party’s Confidential Information occurs, the recipient will immediately notify the disclosing party and take, at the recipient’s expense, all steps which are reasonably necessary to recover the disclosing party’s Confidential Information and to prevent its subsequent unauthorized use or dissemination, including availing itself of actions for seizure and injunctive relief. If the recipient fails to take these steps in a timely manner, the disclosing party may take them in its own or the recipient’s name and at the recipient’s expense.

6.	LIMITATION. Neither party will have any confidentiality obligation with respect to any portion of Confidential Information that (i) the recipient independently knew or develops without using the disclosing party’s Confidential Information, (ii) the recipient lawfully obtains from a third party under no obligation of confidentiality, (iii) becomes available to the public other than as a result of an act or omission of the recipient or any of its employees or (iv) is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the disclosing party as much advance notice of the possibility of such disclosure as is practical so that the disclosing party may attempt to stop such disclosure or obtain a protective order concerning such disclosure.

7.	PRODUCTS. The Company acknowledges that CSG or its licensors own the Products and all patents, copyrights, trade secrets, trademarks and other proprietary rights related to the Products, whether or not specifically recognized or protected under the laws of any country, and that this Agreement gives the Company no rights with respect to the Products or CSG’s proprietary rights, except the limited rights specified in this Agreement. The Company will not take any action that jeopardizes CSG’s or its licensors’ proprietary rights or acquire any rights in the Products.

8.	DISCUSSIONS. CSG and Company will act in good faith. This Agreement does not obligate CSG or Company to enter into any discussions, agreements or business relationships. Any agreement that will bind the parties not set forth in this Agreement must be in writing and signed by an authorized representative of both parties. Oral agreements, promises and representations made between the parties but not contained in such a written agreement will not be binding.

9.	RETURN OF CONFIDENTIAL INFORMATION. CSG and Company will, on request by the other, (i) return the other party’s Confidential Information and any tangible embodiment containing such Confidential Information, and (ii) deliver to the other party an affidavit which certifies that the party has complied with these termination obligations.

10.	INDEMNITY. Each party will indemnify the other party against any damages, loss, liability or expense (including lawyer’s fees) that such other party may incur as a result of any violation of its confidentiality obligations hereunder, due to any act or omission of such party, its employees, agents or consultants. This Section will not be construed to limit or exclude any other claims or remedies that either party may assert under this Agreement or by law.

11.	U.S. EXPORT CONTROLS. The Company acknowledges that the Products and all related technical data are subject to controls under the U.S. Export Administration Regulations. The Company will not re-export or disclose the Products or any related technical data, or direct products thereof, to any country or person resident outside of the United States or Philippines (except to CSG and its employees), unless the Company obtains an appropriate authorization from CSG and the U.S. Department of Commerce.

12.	ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Agreement, upon notice to Company, to a related or unrelated person in connection with a transfer of all or substantially of its stock or assets to a third party, and Company hereby consents to such assignment in advance.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

13.	GOVERNING LAW. This Agreement and performance thereunder shall be governed by the laws of the State of Colorado, U.S.A, excluding its conflicts of laws rules.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

[COMPANY].	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE C

Reserved

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE D

Product Installation

1.	Installation. The following Product installation services are provided for the fees set forth in Schedule F.

a)	ACSR

(i)	Project Implementation Support (3-4 months duration)
Assigned project manager and product consultant (shared resources)
Requirements definition and project planning meeting
Project plan and customer specifications document
Ongoing project coordination, status reporting and post project review

(ii)	Engineering
Site survey (1 day - single location)
Network and single server sizing and configuration (single server)
Network requirements diagram and documentation

(iii)	Field Services
Single server software installation, configuration and testing at CSG (5 business days)
Single server with one workstation - installation and pre-production check at customer site (2 business days)
Single IBM 4030 protocol converter installation

(iv)	Training and Documentation
1 seat in ACSR/CCS Technical Overview class
1 seat in Financial Reporting & Accounting Practices class
1 seat in Video Service Provisioning (Addressability) class
CSG Documentation Library on CD-ROM includes ACSR documentation

b)	CSG Vantage

(i)	Initial load of the Vantage data base.
(ii)	Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.
(iii)	For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified
(iv)	If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.
(v)	On-site assistance by CSG can be provided upon customer request.
(vi)	Basic Vantage training at a regularly scheduled Omaha training class, as space permits; at as scheduled regional training class, as space permits; Basic Vantage training at a customer requested time and/or location is available on request.

(vii)	Product Documentation:

(a)	Training Documentation
•	Tables and Data Definitions

•	Systems Operations Procedures

•	Database Comparisons

•	Solutions Series
(b)	Training guide

•	In-Class Examples

(c)	Standard Applications

(d)	Software Installation Guide

The following services are not included in the above packages, and may be provided by CSG for additional fees:

Additional workstation installation

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Printer installation

Network interface cards/devices

Circuit installation

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational system requirements and implementation

Coordination of all vendor activities pertaining to telephony operational network and database management

c)	CSG Screen Express and CSG Message Express:

Installation of CTI server

Configuration between CTI server and phone switch

Installation of client application, on-site, excluding Reimbursable Expenses

End-to-end testing

1 day on-site training

Installation and Start-up Services not included (Customer’s responsibility and/or services available for additional fees):

Additional workstation installation

Printer installation

Network interface cards/devices

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational systems requirements and implementation

Coordination of all vendor activities pertaining to telephony operational network and database management

d)	CSG Statement Express:

Circuit Capacity

•	Review and determine the Customer Communications statement storage and viewing parameters for the following:

•	retention period of statement image,

•	number of statement cycles,

•	current and projected number of physical ESP statement pages

•	average number of billing related calls per day and per hour

•	total number of workstations utilizing the application

•	total number of SPA’s

•	estimated number of concurrent Statement Express users

•	Evaluate circuit capacity requirements based upon above criteria

•	Provide circuit upgrade requirements (if needed)

•	Place order for circuit upgrade (if needed)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Product Installation

•	Develop MVS statement extract process

•	Build statement image database

•	Test extract/statement image process

•	Incorporate Statement Express into ANDS processing

•	Send CDROM of workstation application software to site

•	Verify connectivity to statement image data

Other

•	Provide Statement Express Quick Reference Guide

•	Access and validate proper statement display

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE E

Reserved

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE F

1.	CSG BILLING SERVICES

1.1.	CCS Services

1.1.1.	Video and HSD

1.1.2.	Ancillary Services for Video and HSD

1.2.	Credit Verification

1.3.	Technical Services

1.4.	Additional Training and Documentation

1.5.	Host Processing Capacity

2.	CSG BILLING PRODUCTS

2.1.	Expanded License Software

2.2.	CSG Vantage Plus

3.	CSG PRINT AND MAIL SERVICES

Guaranteed Fees

****** *** ******* **** *** *** **** ********** ** ********** **** ******* ** (************ *** “****”), **** ***** ******** ***** ** *********** *** ****** *** *** ******* ********** *** *** *** ******** ******** ****** **** ***** *** ***** ** **** ******** * (“*** “********** ***”). *** ******* **** ******** ****** **** *** ********** *** ** ** ******** ********* ***** **** ******* ******* ******* ** ********** ********, *** *** **** ** **** *********. ******** ************ *** ****** ****, ******* *** ********* ** ******* ******** ** *** *********** *** ***** ** **** ********* *** ******* *-* ** **********, *** ***** **** **** ********* ** ******* *** *** ******** ** *** **** *** ***** ** **** ******** *. ******* ** *** ********** ** ************ ***’* ****** ******* *** * *********** ** **** ********* ** * ****** ** ********’* ******** ******* ******, ******** ****** **** ***** ** **** *********** *** ** ******** ** *** ***** ******* **** *** *** ***** ** ***, ******** **** *** ** *** (** * ******** ************** *** *** *** ** * *******) *** ******* ******* (***%) ** ********’* ********** *** **** *** ***** ** **** *********** ** ***** ****** ** ******** ******* *** ********* **** ** **** ********* *** ***** **** ** *********** ** ****** (*** “************** ***”). ******** ************ *** ****** **** *** ************** *** ** * ********** ********** ** *** ****** ******* **** *** ***** ****** ** *** **** ** **** ** ******* *** ****** ** ******** ************ ** **** *********. ******** ***** *** ** ******** ** *** *** ************** *** ** *** ********** **** ********* ***** **** ** * ****** ** ********’* ****** ** *** *********** ********* ** ** ******** ********** **** ********* *** * ********, ******* ****** ** *** ** ******** ** ********’* *********** ****** *** ***** ** ******* **.

Definition of an Active Subscriber

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Note: Any CSG Product licensed to Customer subsequent to the Effective Date of this Agreement shall be set forth in a separately executed mutually agreeable amendment for such Product. At the request of Customer, CSG may provide additional services for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional services, then Customer shall pay CSG for such services at CSG’s then current rates or as mutually agreed upon.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

1.	*** ******* ********

1.1.	*** ********

1.1.1.	***** *** ***

1.1.1.1.	******* ********** *** *** *** ********
*******	********

********** ****	******* ***
******** *, **** ******* ******** **, ****	$	*,***,***.**
******* *, **** ******* ******** **, ****	$	*,***,***.**
******* *, **** ******* ******** **, ****	$	*,***,***.**
******* *, **** ******* ******** **, ****	$	*,***,***.**

****** ****(*) ********

********** ****	******* ***
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1.1.1.2.	** **** ******* ********** *** ******* *******

******** *** **** ******** *** ********* **-**** ******* ********** ** * *** ****** ********** *** ***** *****. ****** ********’* ****** **-**** ******* *** *** ****** **** ******** ** ****** *** ****** ********, *** *** ******** ***** ******** ***** **** ******* **-**** ******* **********.

•	********** ** **** = **
•	********** ****** **-**** = **.**
•	******* ****** **-**** = ***.**
•	**** ***** ****** **-**** = **.**
•	******** *********** ** **** = *.**

1.1.2.	********* ******** *** ***** *** ***

***
*********** ** ****/**** ** *******	*********		****			**** & *****
A. ****** ********

1. ********* **-*** ** *** (*** ****, *** ****** *********)	*	** *******	$	*	*.**	$	*	*.**

B. ********** ******* ********** ********* ***** (*** ****)	* *	** ******	$	*,	***.**	$	*,	***.**

C. **-********** ****	* *	** ******		*	****		*	****

1.2.	****** ************

***
*********** ** ****/**** ** *******	*********	****	**** & *****
1. ************: (****)

• ***** ******* (*** ***********, *** ****** *********)	*******	$*.**	$	*.	**

• ******** ******* (*** ***********, *** ****** *********)	*******	$*.**	$	*.	**

****: ***** ** ** ****** *** * “** ***” (*.*., “** ****** *****” ********). ******** ***** **** ** *********** *** ****** ***, ** ******** ** *** **** *** ***** ** *** ***** *****, *** ***** ***** ****** ****** ********* **** *** ************ ********* ** ********* ****** * ******** *******.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

1.3.	********* ********

******** ****** ***** *** ******** *********** *** *********** *** *** *********** *** ** *******: *** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ************ ******** *** **********.

*********** ** ****/**** ** *******	*********		***
			****			**** & *****
1.3.1. **** *****

1. ****** ******* ***** (***) (*** ******, *** ****)	*	** *******	$	*	*.**	$	*	*.**

2. *** *** *** *********** *** *********** (*** ****** *** ****)	*	** *******	$	*	**.**	$	*	**.**

1.4.	********** ********

1.4.1.	**** ******** ** ******** ********* **** ***/** ********

*********** ** ****/**** ** *******	*********		***
			****			**** & *****
*** *******, ***** **** *** (*** ***)	*	** *******	$	*,	***.**	$	*,	***.**

•	****** *** ******-******* ******** *** **********

1.4.2.	******* ********

	******** ***** ****	**** (**-****) (*** *******, *** ***)
		****			**** & *****
*****	*	$	*,	***.**	$	*,	***.**

•	************ ******** *** **********.
•	*** ******* ******* ******** ******** ********* *** *************.

1.5.	**** ********** ********

1.5.1.	********** **** ********

******** ****** ** *** *** ********* **** ** **** *** *** ********* ********** **** ******** ******* ** ********* * ** ******** *.

******** **** – *** **** - $***,***.**

******** **** – *** **** - $***,***.**

1.5.2.	******** ****** ** *** *** ********* ***** *** *** *** *** ********* ****:

***** *** *** *** *****                                                                                                                  $***.**

2.	*** ******* ********

2.1.	******** ******* ********

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2.1.1. ******** ******* *** (******* ** ******** *, ********* *) (** ****** ** **,***,** ******* ****** ***********)	*	** *******	*	****

2.1.2. ******** ******* *********** *** (** ****** ** **,***,*** ******* ****** ***********)	*	******	*	****

2.1.3. ************ ******** (*** ******** ******* ** ****** ** **,***,*** ******* ****** ***********) (****)	*	** *******	*	****
****:	** ** ********* ** * ********** ******** ********* ** ****. ************ ******** *** *****.

2.2.	*** ******* ****

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		****	**** & *****

2.2.1. **** ***: ********** ****** ** **** (*) **** ***	*******	$*,***.**	$*,***.**

2.2.2. *** ** ********** ******* (****** *** *** ****-** ***	*******	$*,***.**	$*,***.**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

***
****-*** *******) ** ******** ***** (*** ******)

3.	*** ***** *** **** ********

*********** ** ****/**** ** *******	*********	***
		****		**** & *****

3.1. ******* *** ********** – ******* (******* ***) (**** *)	*** *******	$	*,***.**	$	*,***.**

3.2. ********* **********

A. ********** *** *** ********* ******

1. ******* ********** (*** ******* *-*, **** #*) (*** *********, *** ****** *********)	*******

a. * – *,***,*** ******* **********	*******	$	*.**	$	*.**

b. *,***,*** – **,***,*** ******* **********	*******	$	*.**	$	*.***

c. **,***,***—**,***,*** ******* **********	*******	$	*.**	$	*.***

d. **,***,*** – **,***,*** ******* **********	*******	$	*.**	$	*.***

e. **,***,*** – **,***,*** ******* **********	*******	$	*.**	$	*.***

f. **,***,*** + ******* **********	*******	$	*.**	$	*.***

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C. ********** ** **** (*** ******* ****, *** ****** *********) (*** ******* *-*, **** #*)	*******	$	*.****	$	*.****

3.3. ******* *********** ****** ********** (*** ******* *-* *** ******* ********** ** *** ******* *** *** *** ********)

A. ****** ********** – ****** ****** ****	*******	$	*.****	$	*.****

3.4. ******** ****** ********** (*** ******* *-*, **** #*)

A. ******** *******

1. ***** ******** **** (*** ******, *** ****** *********)	*******	$	*.***	$	*.***

B. ********** ******** ****	*******	$	*.***	$	*.***

C. ******** ****** *****—* 1/2 * **, **#, *** ***-******* ******, ******* ***** ******** ** ***,*** (*** ****)	*******	$	*.****	$	*.****

D. ******** ****** ******* ********—***** *.* ******** (*** ********)(**** *)	*******	$	*.****	$	*.****

E. ***** ****** ********* (*** ********)	*******		*****		*****

F. ******** ****** ****** *****/******** ***-**	*** *******	$	***.**	$	***.**

3.5. *******

A. ******** ********

1. ********* *******/*********	*** *******		*****		*****

B. ********** (******* ** * ******* *** *********)

1. ***-*** ******* ******* – ******* ********* (*** ******, *** ****** *********)	*******	$	*.****	$	*.****

2. *** ******* ******* —******* ********* (*** ******, *** ****** *********)	*******	$	*.****	$	*.****

3.6. ***** ***** *** **** ********* ******* ****

A. ********* ******** ** **-*** ** ***

1. ********* **-*** ** *** (*** ****, *** ****** *********)	*** *******	$	**.**	$	**.**

B. ***** ********

1. ****** *********** – ******* ****** ******* (*** ******* *******) (*** ******* *-* *** ******* ********** ** *** ******* *** *** *** ********)	*** *******	$	*.****	$	*.**

3.7. ****** *****, ********* *** ***** ******** ******** (**********, ******** ******* *** **** *** *******)	*** *******		*****		*****

3.8. *******

1. ********** (*** ********* *******, *** ****** *********)	*******		****** *******		****** *******

2. ******** *******, *** **** *** ******* *** ********* (*** *******, *** ****** *********)	*******		******** ************* ****		******** ************* ****

****

*: *** ******* ******/****** *** *** ********** ******** * ******* ***** ** *********** **** ******** *** ******* ** ************ ***** ********* ******. *** ******* *** ******** ** ** ******* (**) ***** ** ***

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

******* ******** ** ******** ** ******** ********* ************* ** *** ********** ******* ******/****** **** **** ****** **** ****** ** ***********. ** *** ***** **** *** ***** ** ************ ********* ** ******** ******* ******* (**) *****, ********** **** **** *****. ******** ** *** **** ** *********/******** ******** ******* *** *** ** ** ********.

**** *: ***** *** ********* *** ** ****** ****** ***** ********** ** ************** ******.******* *-*

Bundled Products and Services

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•	***** *** ********** ******** *** ****** ************* (******** ******* **** *****: ********* *********** – ***** ****, ********* *********** – *****/*** *** ****** **** ******)

•	******* ****** ********* ******

•	** **** ******* ********** ** *** ***** ** **** *.*.*.*

•	********** **** ******* **** ******* *** (******* **** **** ****’* **** ******* **** ******* ***)

•	***** ******* ********* (******** ******* *** ******** **********, ***** ******** ******* *** *****, ******* ******* *******, *** ********* *** *****)

•	****** ****** ****** *********** *** ******-***** (**) ******** (******* **** **** ****** * ****** *****)

•	****** ****** & ***** *********** *** *** (*) ******* (******* **** **** ****** & ***** *****)

•	******* – ****** ****** – ******* **** ***

•	******* – ****** ****** – ******* **** ******* ***

•	******* – ***** ******** ****** – ******* ********** ***

•	******* – ***** ******** ****** – ******* **** ******* ***

•	******* ****** – ***

•	************ ***** ** *** ******* ******

•	*** *** ****** *** **********

•	********* *********

•	**** ************ ******* ********* ********** ********** *** ******* ********

•	*** *****-**, ******* ******* ******** *** *********** *******

•	*** *****-**, ******* ******* ******** *** *********** *******

•	*************

•	****** **** ***** – ******* ******

•	****** **** ***** – ******* ****** *** ********** (*********** *** ****** ** ******* *****

•	*** ******, ***** ****** (***** *****, **** **** **** *****, ******* **** **** *****, ***** ******** *********)

•	********* ******* ********* **** *** *** ******** (******** ******)

•	******* *** ********** **** ******* *** *** *** (*) *** ***** **** *******

•	**** ***********

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•	*** ********** ***

•	*** ***** *********** ***

•	***** **** *** ****** **** **** **** *** **********

•	***** **** *** ****** **** ***** ** ** ******* **** *** ********** *** **** **** *,*** **********

•	***-**** *** ********* ****** **** ********** ******* *********** ***

•	****** **** ******* ****** *** ******* ****** *******

•	********** **** ******* ******** (******* *********) ******* *********** ***

•	****** ******** ** **-*** ** *** (********* ****) (******* **** **** **-***\*** *******)

•	********* ***** ******* (******* **** *****: *********\********* ***** ****** *** *********\********* ***** ****** ******)

•	******* **** ****** ****** *** *** (*) **** ******* (******* **** **** **** ****** ** ****** *** ********, ********, ********, ********, ******** *** ********)

•	******** ******** ******** ******* *** (******* **** **** ******* ******** ******** ******* ***)

•	******* *********** **** ******* ********** (******* **** **** **** ********* **********\**** *******)

•	***-**** *** ********* ****** **** *********** **** (******* **** *****: ****** **** ************ – *** **** *** ****** **** ************ – *********)

•	*** ************ (******* **** *****: ******* *** ***** (*****), ******* *** *******, ******* **** (**** – ****), ******* ************ ** ****** *** ******* ****** **** (***)

•	***** * ******* ******, *********** *** ******* (******* **** **** ***** * ******* ******, ***** & *******). *** ***** * ******* ****** *** ********:

•	***** * ******

•	***** * ********** ***********

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

•	******** ******** ******* *** (*** ** ** **,***,*** ****** ***********)

•	******** ******** ******* *********** *** (*** ** ** **,***,*** ****** ***********)

•	********* ******* *********** ***

•	********* ******* ********** ********** ***

•	********* ******* *********** ********** ***

•	******* ******* **** **** *** *** ***** *******-**** (**) **** *** (******* **** **** ********** **** ***)

•	******* **** ********** **** ******* (******* **** ****: ******* **** ******* > ***<** **-*** *** *** ******* **** ******* > *** – *** ***)

•	*** ******** ******* ***

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•	******* **** *** *** (*) *** **** ***** ***** **** ***** (** ******, ** *** *********, **) ********* ********** **** (******* **** *****: ****** *****-******, **; ****** *****-*********, **; ********** ***-******, **; *** ********** ***-*********, **)

•	******* ********* ******* – *** ***** **,*** ****** ***** *** ***** *** ********. ****** ******** ****** **,*** ****** ***** ** *** ***** *****, ******** ***** *** *** **** *** ***** ** ******** * *** *** ****** ***** ** ****** ** **,*** **** *****.

•	******* ********* ********* ******** – *** ***** ***** ******* ***** (***) ********* ********* **** **** ***** *** ********. ****** ******** ****** ***** ******* ***** (***) ********* ********* ** *** ***** *****, ******** ***** *** *** **** *** ***** ** ******** * *** ********* ********* **** ** ****** ** ***** ******* ***** (***) **** *****.

•	****** ********* ***

•	********** ******** ***** ******** ******

•	**** ******* ****** ***-********* ******* – *** ***** **,*** ************ *** ***** *** ********. ****** ******** ****** **,*** ************ ** *** ***** *****, ******** ***** *** *** **** *** ***** ** ******** * *** *** ************ **** *** ** ****** ** **,*** ************ **** *****.

•	******* ********** ********* – ******** ******* *** ***** (*) ******* ******* *** ****** ************ *** *** ** **** ***** ********** ********** *******. ******** **** **** *** ***********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Exhibit F-2

Print and Mail Notes

1.	***** ******** **** *** ********** ******** ****** ********, ***** ***** **** **** **** *************, ********* ** *** ********* **** *** ******** ********** ******** (** ******* ** *** ********* ** ******** *, ******* *) (******** ******* **** *****: *** **********-******* **********, *** ***’* ********* ***** *** ******* ****** *****). ******* ** ********. *** *** ******** *** ********* ***** *** ********:

•	*** ********* ******* – ******* ********** *** (******** * ******* ** ***** (**) ****** ** *******

•	**** *********** (******** ***)

•	********** ** **-*** (********* ****)

•	****** ********* ***** – * 1/2 * **, **#, ** ** **** ***-******* ******

•	******** #* ***** ********, ***-******* **** ********’* **** ** ** ** *** ****** **** ** ****** ****

•	******** #** ******* ********, ***-******* **** ********’* **** ** ** ** *** ******

•	*** ********** ********* ***** – *** ***** **,*** ********** ********* ***** *** ********. ** * ***** ** *************, ********** ********* ***** **** **** ******* ********** ** *****. ****** ******** ****** **,*** ********** ********* ***** ** *** ***** *****, ******** ***** *** *** **** *** ***** ** ******** * *** *** ********** ********* ***** **** *** ** ****** ** **,*** ********** ********* ***** **** *****.

2.	** ********** ******** **** *** ********** ***** **** *****, **** ** ******* ******* ** ******-********* ********* ******** **** ******** **** ** ********** ******** **** **** ** **** ******** **** ***** ******** **** ** ******** *** *** ********* ******* ****** *** ** ********** ************. *** **** *** ******* ****** ******* ***********, **** **, ******** *** **********, ******* *********, ********* ***********, ***. ** ********** ******** **** ******** *** *********:

•	****** ********* ***** – * 1/2 * **, **#, ** ** **** ***-******* ******

3.	** ** ****/****** **** ***** ******** ********, ******* ** ************** ***** ****, ******** *** ****** ******* ********* ** ** ********** ******* ****. * ******* **** ** *** **** ** * ******** ****. ** ******** ** **** ****** *** ** ****, **** **** ***** ********. **** **** *** ** ********, *** **** **** *** ** ******* ** *** **** ****. ***** *** ******* ** **** **** *** ****** ** *** *********** *** *********** ****, ** *** ***** ** *** ***** *****. ** *** ** ****/****** **** ** ******* ** ** ********** ******** ****, ******** ***** ** ******* *** ********** ********* **** ****, ** *** ***** ** *** ***** *****, ** ******** ** *** ********** ** **** ****.

4.	*** ***** ******** **** *** ********** ******** **** *** ******** ******* ******* ***** ***** **** **** ********* ** *** ****** **** *** ******** ********** ********. *** *** ******** ****** *****, ********* *** *******. *** ***** ******* *******-*** (**) **** **** ****** *** ******** *******, ********* ***** ********. ******* *** **** ********* *,***,*** ******** ******* *** ** ****** ** ******* *****. ******** ***** *** *** ******** ****** ****** *****/******** ***-** *** ** *** ***** ******** ****** ** *** ***** ***/** ********* **** ******* ******* ********.

5.	*** ***** ******** *** *** ***** ******** **** ********** *** *** ********* ****** *** ********** ******** **** *** ********** ******** *** ***** *** ********* ******* *****. ****** ******** ****** ** *** ***** ***/** ********* ***** **** **** ********* *****, *** ***** **** *** ***** ** **** ***** *** ******* ************ ** ********. *******, ****** ************ ** *** ***** ******** ****** ** ******* ** ***’* ***** *** *** ***** ***/** ********* **** ** ********, *** ***** **** ***** **** ******* ** ******** ** ***’* ****. ******** ***** ** ******** ** **** **** ****** (**) **** ** ******* ** *** ***** *******.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE G

Performance Standards and Remedies

1.	***********.

“*********” ***** * ******** **-**** ****** **** ** ********** ******** ************.

“**** ***********” ***** **-**** ************ **** ******* ** ***’* ********* ** ******* *** *********** *************

** ********* ***’* ******** *********** ******* ****** (****).

“*** ****” ***** ***’* ****** ********** *** *********** ************* ** ********.

“********” ***** ******* ** **** ** ***** (*) *** ****** **** *** **** ********* ** ******** ************ *** ** *** *** ****** *** ***** *********, ** (*) ***** ******** **** *** *** ************ ******* *** **** **** * ** ****** ******* ********.

“**** ******” ***** ****** ** ***** **** **** ***** *** *********** ***** ********** ** *** ******* ** ***** *** *** ***** ** ** ******* **** ******* *********** *** **** ***’* **********. ** ********, ****** **** ******, *** ********* ********** *****: ***********, *** ******** *** ****** *******.

“***** ********** ****” ***** *** ******** ** **** ******* **** ****** *** ** ******.

“**** ****” ***** **:** ** (**) – *:** ** (**).

“********** ***” ***** ***** ****** **** (**) ***** ********* ** **:** ** (**).

“******** ****” ***** *** ****** ** **** **** *** ***** **** *** *** **** *** **** **** *** *** ****.

“********* ***********” ***** ************ **** ******* ** ***’* ********* ** * ****** ** ***** *** ******** ******** ***/** ***** *** *** ********* ** *** *** ****.

“** ******” ***** ****** ** ***** **** **** **** *** *********** ***** ********** ** *** ******* ***** **** **** **** ********* **** ******* *********** *** **** ***’* **********.

“******* ********” ***** *** ********, ********, *** *******-********* *********** **** *** ***** ***** ** *** *** ******* **** *** *** ******* ******** ********.

“***” ***** * ********** ********* ******* ******** *** ***’* ********* **** ***** **** ****** * **** ***** ******* ** ***** ** ** **** **** ***** ** ** ******* ******* ********** ** *** ****** ** * **** ***** ***** *** ******** *********** ******** (***-***’* ***/** ****** *********).

“*******” ***** * ******* ******* *** ******** *********** *********** **** ******** ***/** ************ ** ******** *** *** ** ** ************ ** ***’* *********. *** *** ********* *** ********* ********** **** *** ********** *** ******** *************** ** *** ******* ************.

“*******” ***** *** ******** ****** ***** **** *** *******, ***. ***** ******** **** ******** ** ******* ********** *** *********** ********.

“******” ***** * ***-****** ** * ******* **** ******** *** *** *** *****.

“**********” ***** * ****** ******** **** * ******* ********** ** ***** ********* ********** *********** ** **** ** *** *********. *** ********** ******* ****** ** ********* ** *** ******** ** *** ******* ** ***** ********** ** *** *** ****** **** *** ******* ***********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

2.	*********** *********. ***** **** ********* ** ** ******, *** ***** ******* ** ********** **** *** ********* *********:

2.1	****** ************. ****** ** ********* ******** *****, ** ******** ** *** *** **** ********, *** **-**** ****** ***** ** ********* ** ******* ** **.*% ** *** ****, ******** ** * ***** *****, ****** **** (**) ***** *** ***, ***** (*) **** *** ****, ********* *** ********* ********* ********:

********** *	****** ** ****	********	*********	******** ***** ******
***** **********	***	** *******	*:****–*:** **(**)	*** **** ******* *****-***** (**) ***** ***** ****** ** ****** *** ********* ** *:** ** (**).
******* (***** *** *****)	***	** *******	*:****–*:** **(**)	* *****
*********	***	* *********** *****	*:****–*:** **(**)	* *****
********* ********	***	***	*** **** ********’* ***** ******* ********	*** ****-**** ******** ***** ***** ************* **** ** ********* ** *** ********** *********.

*** ***** *** ** *********** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* *.* *** ** *** ***** ****** *** *******, *********, *** *** ******* ** *** ******* ***** ** *** ****** ****** ** *** ************* ** ******** (**** ** ****), ** *** ******** ** ******** ******* ** ********’* ******* ** ********’* *** ** ******** ******** ****** ** ***** ******* ***** ************* ******** ********* **-**** ************. ******** ************ **** *** ****** ** *** *********** ******** ***** **** ********* *.* ***** *** ********** * ****** ** *** ***** *********** ********* *** ***** ** **** ******** *.

*.*	*** **** ******** ****. ******** **** *** *** ************ ***** ******* ** **** **** *** ******* ************ (*** ****), ******** **** ******* (**) ****** *********** *********. *************** *** *****, *** ***** ****** **** (**) ***** ********* ** **:** ** (**):

*.	*** ***** ** ********* ** **** ** ******* ******** **** ** ** *** ******* *** ***** ************ (*** ****) *** *** *** ******* (**) ****** *********; ***

*.	*** ***** ** ********* ** **** ** ******* ******** **** ** ** **** ******* ************ (*** ****) *** *** *********** ******* (**) ****** ********* *********** ********* ** ******.

******** ************ **** *** *********** ********* *** *** ************* ******* ***** ******* ** ******* *-* ** *** ***** **** *** *** ****** ** ***********.

*.*	****. ******* ** *** **** ****** ****** ***** ** ********* ** * ***** *****, ** ********. **** ******* **** ** ********* ** *:** ** (**) **** ***. ******* ** **** **** ******** *** (*) ** **** ***** ****** * ******** ***** **** ********** * ******* ** *** ******* *********** ********. *** ***** *** ** *********** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* *.* *** ** *** ***** ****** *** *******, *********, *** *** ******* ** *** ******* ***** ** *** ****** ****** ** *** ************* ** ******** (**** ** ****), ** *** ******** ** ******** ******* ** ********’* *******. *** **** *** ** **** ****** *** *** ****** ******* ** ******* ****** ** ********’* *** ******** ***/** *** ***** ***-*** ******** ******* ** *** ****** ** ********** **** ****.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

*.*	*******.

*.	*** ******* ******** ***** ** ********* ******-**** (**) ***** *** ***, ***** (*) **** *** ****, ** ******* ** **.**% ** *** ****, ******** ** * ***** *****, ********* *** ********* ********* ********:

********* **	******** ****	******* *	*********	******** ***** ******
******	****** (* ******* *** *****)	* *****	*:****–*:** **(**)	****[1]
*******	****** ******** ******	* *****	*:****–*:** **(**)	****
********* ********	***	***	*** **** ********’* ***** ******* ********.	*** ****-**** ******** ***** ***** ************* **** ** ********* ** *** ********** *********

*.	******* *:** ** (**) *** *:** ** (**), ***** ******* **** ** ******* ** ********’* ******** ****** ** ***** **** *******. ****** **** ********* ***** **** ** **** ******* ***** ******** ****** **** *** ** *********. *** **** **** ********* * ****** ******** ** ***** ************** ****** **** ****** ** ******** ** **** ** ******** **** ***** ****** **** ******.

*.	*** ** *** ****** *** ***** ****** ********** **** *** ***** * ***** ** *** ****** *******. ****** ********** ** *** ***** *** *******, *** *** *** ******* **, *** *********:

•	******** *******
•	** ******
•	***** *********
•	**** ******
•	************ ***-******** ******* ***** *** ****** ********** **** ******/**** *******
•	*********** ************** ***** * ****** *** ** ******** ** ******* ********** ****
•	******** ***** ** ******* ********* ****:
•	***********/*************
•	******** ** **** *******, ********** ***/** ******
•	***** ******** ***** *** ******* ************ ** ***** ******** ******/**** **********
•	***** *********, ***** *****, ***** *******
•	********-******** **** *********

*.	** *** ***** *** *** ******** **** *** ******* ******** ** *** ** *************** **** ***, *** ***** *** ********** ******* ** ******* *** **** ** * **** ******** ********* ** ********. ** * **** ************ ** ******** ** ******* *** **** *****, *** ***** ******** ********** ** *** **** ** * **** ******** ********* ** ******** ***** ************** ** *** ********* ****.

[1]	Forty-eight (48) hours prior notice required for one (1) additional Friday per month

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

2.5	*** ******* ****

a.	*** ******* **** ***** ** ********* ******-**** (**) ***** *** ***, ***** (*) **** *** ****, ** ******* ** **% ** *** ****, ******** ** * ***** *****, ********* *** ********* ********* ********:

********* **	******** ****	******* *	*********	******** ***** ******
******	******	* *****	*:**–*:** **(**)	****
*******	****** ******** ******	* *****	*:****–*:** **(**)	****
********* ********	***	***	*** **** ********’* ***** ******* ********	*** ****-**** ******** ***** ***** ************* **** ** ********* ** *** ********** *********

*.	******* *** ***** ** *:** ** *** *:** ** (**) *** ****** **** ** ***** ********* *** ****** **** *** *** ******* **** ***********. ****** **** ****, ***** **** ** **** ******* ***** ******** ******* **** *** ** *********. *** **** **** ********* * ****** ******** ** ****** ************** ****** **** ****** ** ******** ** **** ** ******** **** ***** ****** **** ******.

*.	*** ** *** ****** *** ********** **** *** ***** * ***** ** *** ************ ** *** *******. ***** *** *******, *** *** *** ******* **, *** *********:

•	******** *******

•	** ******

•	***** *********

•	**** ******

•	************ ***-******** ******* ***** *** ****** ********** **** ******/**** *******

•	*********** ************** ***** * ****** *** ** ******** ** ******* ********** ****

•	******** ***** ** ******* ********* ****:

•	***********/*************

•	******** ** *** *******, ********** ***/** ******

•	***** ***** ******** ***** *** ******* ************ ** ***** ******** ******/**** **********

•	***** *********, ***** *****, ** ***** *******

•	******-******** **** *********

*.	** *** ***** *** *** ******** **** *** ******* **** ******** ** *** ** *************** **** ***, *** ***** *** ********** ******* ** ******* *** **** ** * **** ******** ********* ** ********. ** * **** ************ ** ******** ** ******* *** **** *****, *** ***** ******** ********** ** *** **** ** * **** ******** ********* ** ******** ***** ************** ** *** ********* ****.

*.	*** **** **** ******* ******* ********* *** (*) ***** ***** *** ******.

*.	***** ******* **** ** ******** *** * ****** ** ***** (*) ******** ****. ************, *** **** ******* *** **** *** *** (*) ******** ******** ****’ ******* **** ** *********. **** ******* ** ******* *******, *** ******* **** ** ********* ***** *** **** *****’* ******* *** ****** **** **** **** *** ******* *****’* ******* ******* *** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

*.*	***** **** ********.

*.	*** ***** **** ******* ***** **** ** ********* ** ***** **** *:** ** (**) ** * ***** *****. *** ******** ** **** ********* *.*(*), “*********” ***** **** **** *** ***** ****** ********* ** *** ********* *** ******** ** ***.

*.	******** ************ **** ***** ****** ********** *** ***** * ***** ** ************. ****** ********** *******, *** *** *** ******* **, *** *********:

•	******** *******

•	** *****

•	***** *********

•	**** ******

•	************ ***-******** ******* ***** ****** ********** **** ******/**** *******

•	******** ***** ** ******* ********* **** ***********/*************

•	******** ** *** *******, ********** ***/** ******

•	***** ******** ***** *** ******* ************ ** ***** ******** ******/**** **********

•	***** *********, ***** *****, ***** ******* *** ******** ******** **** *********

*.	***** **** ******** ***** ** ******** ** *** *** * ****** ** *****-**** (**) ******** *. ************, *** **** ******* *** **** *** *****-**** (**) ******** ******** ****’ ******** **** ** *********.

d.	******** ******** *** ***** **** ******** ***** ** ** ********** **** *** ***** *** ***** ** ******* *.* *****.

*.*	******* **********. ******* ******** ******** ** *** ** ***** **** *:** ** (**) **** ** ********* ** **** *****’* ***** *****, ** ***** ****** **** ******* (**%) ** *** ****, ******** ** * ******* *****. ***** ******** ***** *:** ** (**) **** ** ********* ** *** **** *****’* ***** *****, *** ******* ******* (***%) ** *** ****. *** ***** *** ** ****** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ******* *.* *** ** *** ******* ** ********’* ****** ** **** *** *** ******** *** **** ************ ** ****.

*.*	********* **********. *** ***** ******* ******** * ***** (*) ******** *** ********** ********* ***** ********** ****** **** ******* (**%) ** *** **** ******** **** * ******* ***** *** * **** (*) ******** *** ********** ********* ***** ********** *** ******* ******* (***%) ** *** ****. *** *********** ********* *** ***** ** **** ******* *.* ***** ***** ****** ** ********’* ****** ***** ****/****.

2.9	*******

*.	****** ************. ****** ** ********* ******** *****, ** ******** ** *** *** *******, ********* ***********, ******* ***** ** ********* ** ******* ** **.*% ** *** ****, ******** ** * ***** *****, ****** **** (**) ***** *** ***, ***** (*) **** *** ****, ********* *** ********* ********* ********:

********** *	****** ** ****	********	*********	******** ***** ******
***** **********	***. – ***.	** *******	*:**** –*:** **(**)	*** **** ****** ********’* ***** ******** ****** ***** ********** ************ ** ****** *********** *******
******	******	*** *******	*:**** – *:** **(**)	*** **** ****** ********’* ***** ******** ****** ***** ********** ************ ** ****** *********** *******
*********	***	***	*:**** – *:** **(**)	* ****
*********	***	***	*** **** ********’*	*** ****-**** ******** *****
********			***** ******* ********	***** ************* **** ** ********* ** *** ********** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

*** ***** *** ** *********** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* *.* *** ** *** ***** ****** *** *******, *********, *** *** ******* ** *** ******* ***** ** *** ****** ****** ** *** ************* ** ******** (**** ** ****), ** *** ******** ** ******** ******* ** ********’* ******* ** ********’* *** ** ******** ******** ****** ** ***** ******* ***** ************* ******** ********* **-**** ************. ******** ************ **** *** ****** ** *** *********** ******** ***** **** ********* *.* ***** *** ********** * ****** ** *** ***** *********** ********* *** ***** ** **** ******** *.

a.	******* ******** ****. ******** **** *** ********* ************, ******** ** ***** *** ******* ******** ***** **** ******* (**) ****** *********** *********, ***** ***** ****** *** ********** *** ***** *****:

**** *: * - *** ************

**** *: *** - *,*** ************

**** *: *,*** - *,*** ************

**** *: > *,*** ************ – ****** *** *********

*** ******* ***** *** *********** ***** ** * ********* *** **** ******************** **** ******* ******* ******. ******** ********* ** *** **** ****** ** *** ******** *** **** ***** **** ** *** ******** ***** **********. ** * ******, *** ***** *** ***** ** *** ******* *** **** *** *** ******* ** ******.

*************** *** *****, *** ***** ****** **** (**) ***** ********* ** **:** ** (**):

(*)	*** ***** ** ********* ** **** ** ******* ******** **** ****** *** *********** ******** *** **** * ************ (******** ** **** *** ****** **** *) *** (*) *****;

(**)	*** ***** ** ********* ** **** ** ******* ******** **** ****** *** *********** ********* *** ***** * (******** ** **** *** ****** **** *) *** *** *** (*) *********** ******* (**) ****** ********* *********** ********* ** ******.

******** ************ **** *** *********** ********* *** ***** ** **** ******* *.* *** *** ************* ******* ***** ******* ** ******* *-* ** *** ***** **** ***’* *** ****** ** ***********.

2.10	******** ******* ********* (“***”)

*.	*** “********” *** **** ************: *** ***** ******* *** ******** **** ** *** ******** ****** *** (*) ******** **** ********* ***** ********** ******-**** *** *** **** ******* (**.*%) ** *** **** ******** **** * ******* ***** *** ****** ***** (*) ******** **** ********* ***** ********** *** ******* ******* (***%) ** *** ****. ******** ***** ** ********** *** ************ ** *** **** *** *** ****** ** *** ******** *** *** ***** ****** *** *****. *** *** *** *******, ******** ***** ** ********** ****** *** ****** * ********** ****** ** ******** ** ******* ** *** *** *** ** ************ ** *** **** **** *** ****** **** *** ********** ******* *****. ** *** ********* ********** ******** *** ******, *** ***** ****** *** ******** *** *** *** ********** ** *******, *** **** ** *********** *** ******** ***. *** *** **** ** ********** *** ** **** *******. *** ***** ******* *** **** ****** *** (*) ******** **** **** ******* ** *** ******** *** ********* ********** ****. **** *** ******* ** * ************ **** ********** *******, *** ***** ******* *** ****** *** ******** ******* ****** *** (*) ******** *** *** ******* *** ** *** ********** ****** *** ****** *** (*) ******** **** **** ******* ** *** ********* ********** **** *** ******* *** ** ******** ** ******* ******.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

*.	******** “********” *** **** ************: ******** ***** ******* **** *** ********** *** *** ****, ******-**** (**) **** ********** *** *** ** *** *** **** ******* *** * *******-*** (**) **** ********** *** *** ******* *** *** ************, ***** *** ****** ******* ***** *** ******** *** ***** *** ******** ** ***. *** *** ***** ********, ******** ***** ******* ******-**** (**) **** ********** *** *** ************, ***** *** ****** ******* ***** *** ******** *** **** ** ******** ** *** *******.

*.	*** “**********” **********: *** *** ****** ***** ****** ******** *** ****** ****** *:** ** ** **** ** ******** ** *** ********** “********” ******** ** *** *********** ******* *** ******. “**********” ******* ******** ** *** ** ** *****-****, ****** **** *********** ****** ****** **:** ** ** *** *** *** ****** ***** ****** ******** ***** *:** ** ** **** ** ******** ** ** ****** *** ****** ********** “********” ******** ** *** *********** ******* *** ******. “**********” ********** ******** **** ** ******** ******* (**) ******** **** ***** ** **********’* **** *** ******* *****.

*.	*** **** **********: *** **** ** ******* ** * **** **** **** ***-******* ****** (***) ******** **** **** ******** ***** ********** ********* ** ** *********** ** *** ******** **** ** ********* ****** ***** (*) ******** **** **** ******* ** *** ** *** ******** *** ********* ********** ******* ****. *** **** ** ******* ** * **** ********* ********** *** ** ****** ***** ** ******** ***** ********* ** ********** ******* ** ***** *********** ****** ****** ** *** ******* ** *** ******** **** ** ********* ********* ** *** ********* ********* *** *** “********” *** **** ************ ** ******* *.**.* ***** ******* ******* ** ************ *** ***** ******* ********** * ******** ********** ***** ******* *** ***** ********** ***********.

*.	****** ********** *** *********.

*.*	***** ******. *** *********** ********* *** ***** ** ******** *.* *** *.* ***** ** ******** ** *** ** * ***** ***** *** **** ** ********* ** **:** (**) *** ********* ******** ***.

*.*	******* ******. ****** **** (*) ******** **** ** **** ******** ***** *** (“****** ****”), *** ***** ******* **** ******** **** * ******* ****** ******* ***** **** ** *** *********** ********* ********* ** **** ******** * *** *** *********** ****** *** **** ********* ******** ***** ******** ** **** *********** *********.

*.	********* ********. *** ***** *** ************ ********** ******* ** ***** ********* *********** ** **** ** ******** ** *** ***** ** *** ********* ****** *** ********* ********.

*.	******* ***** *******. ***’* ******* ** **** *** *********** ********* *** ***** ***** ** ******* * ** **** ******** * ***** ******* ******** ** ******* * ****** ******* *** ******* ******* ** *** ***** ** ******* *-* (“******* ***** *******”). ******* ***** ******* ***** ** ******* ******* *** ********* *****’* ******* ** ******** **** ***. *** ***** ****** **** *** ******* *** ****** ************ *********** ******** ** ********* *.*, * ***** ***** ** ******* ** **** *****’* ******* ***** ******* ** ********** **** ******* *-* (“*****”). *** ***** ******** ** *** *** ** ******* **** *** *** ******* *** ******* ***** ******* ** *** ***** (**) ******** **** *********** ********* *** ***** ** ***** *** ***** *** ********. *** ********* ******* (******* ***** ******* ***** *** ********** *****) ***** ** ******* ******* *** ********* *****’* ******* ** ******** **** ***. ********* *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***’* ******* ** ******* ******* *********** ***** **** *********. ***********, *** ******* ***** ******* ******** *** ***** **** ******** * ** ******* ** ***’* ****** ** *** *********** ********* ********* *** (*) ********** *******, *** *** * *******, *** (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** *********** ********* *** ***** ** **** ******** *. *** **** ********** ******* **** ** ******** ***** **** ********* ** * ****** ** ***’* ******* ** **** *** *********** ********* ***** ** ********’* **** *** ********* ****** ***** *** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

*.	****** ******. ****** ****** (**) ******** **** ** *** ***** *********** ** *** ********* **** ** **** ******** *, *** **** ******** **********, *** *** ******** ***** **** ** ******* **** ******** * *** *** ******* ******* *******.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Exhibit G-1

Performance Remedies

*.	************.

*. ****** ************. *** ********* ***** **** ***** *** ******* *** *** ******* ***** *******/****** **** ******* ** *** ****** ************ *********** ********. ** ********** ******* (**) ******* **** ** ***** ********* **** ****** *** ******** ** *********** ******* ***** ******* *** ******.

	**** ****	***-**** ****
********’* ******* ***** ******	$***.**/******	$***.**/******
***’* **** **** (*****)	$***.**/******	$***.**/******

*. ******* ************. *** ********* ***** **** ***** *** ******* *** *** ******* ***** *******/****** **** ******* ** *** ******* ************ *********** ********. ** ********** ******* (**) ******* **** ** ***** ********* **** ****** *** ******** ** *********** ******* ***** ******* *** ******.

	**** ****	***-**** ****
********’* ******* ***** ******	$***.**/******	$**.**/******
***’* **** **** (*****)	$**.**/******	$**.**/******

*.	*** **** ******** ****.

*. ******* ***** *******. ******* ** *** ***** *** ***** ** ******* *.* ** ******** *, ***’* ******* ** ******** *** **** ******** ***** ***** ****** ** *** ******* ***** ******* *** ***** ** *** ***** *****.

****	**** ****	***-**** ****	*** ** ******* ** ******** ****
**** * (*-******)	$*.**	$*.**	**

**** * (***-******)	$***.**/******	$**.**/******	**

**** * (***-******)	$***.**/******	$***.**/******	***

**** * (****** *** *****)	****** ** *** ********* (*** ********* * *****)	****** ** *** ********* (*** ********* * *****)	***

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE H

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within 48 hours after declaration of a business disaster.

•	All MARC II business functions are required to be operational from a BCP standpoint between calendar day three and caelndar day seven after declaration of a business disaster.

•	All MARC III business functions are required to be operational from a BCP standpoint between calendar day eight and calendar day thirty-one after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I

CCS

Credit Card Authorization (One Time and Recurring) Services

Host & Distributed Interfaces

Electronic Payment Services (Paybill Advantage)

CSG Statement Express

Print and Mail Services

MARC II

ACSR Code Distribution

MARC III

Collection Services Interfaces

Credit Verification Services

CSG Vantage (NOTE: currently evaluating requirements)

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans an annual basis for accuracy and adequacy.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE I

Support Services

Support Services for the Products:

Every Customer problem is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. Problems are resolved according to their assigned priority. The terms and conditions set forth in this Schedule H shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG. CSG will designate the priority level based upon the parties’ initial assessment of the problem, and Customer shall provide CSG with adequate examples and details to assist with problem identification and shall describe the urgency of the problem when it is initially reported. The priority levels are described below: Priority levels may be adjusted by the the parties during the period of problem resolution, either upward or downward, by way of example and not limitation changes in problem identification, impact on other functions or delay in problem resolution by CSG.

CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. A Customer cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The Customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the “root cause” of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority 1) problem exists, the Product Support Center shall provide around-the-clock support until such Customer’s system/network/application is restored to operational status.

SERIOUS (PRIORITY 2): Partial loss of critical functionality, or loss of critical functionality. The Customer’s production/processing system is not down but there is an impact within the system/network. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Product Support Center’s goal is to ensure that control of the system is not jeopardized and to work with such Customer to gather information in order to resolve the issue. The Product Support Center shall allocate resources during normal business hours until a permanent solution is found.

OPERATIONAL (PRIORITY 3): Partial loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the Customer’s operations environment. The user is attempting to utilize a Product and is having difficulty completing the process. A user may be a CSR, Subscriber, or the Customer’s operation staff running the system. CSG’s Product Support Center goal is to respond on or before the next business day.

INCONVENIENCE OR INFORMATIONAL (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or information is requested. The problem is an operator inconvenience or the Customer has requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the Customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. CSG’s Product Support Center goal is to respond within three (3) business days.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE J

OUTSTANDING SOWs

Document Number	Name	Status	Execution Date
2060696	***-********-******* *****	Executed	8/11/04
2130544	***-********-********-******** ***–****	Executed	12/29/04
2204116	***-******** *** *** ****	Executed	7/29/05
2251900	***-********-******** *********** ******-***	Executed	9/22/05
2251829	***-********-******** *********** ******–*** ******	Executed	9/22/05
2263625	***-********-******** *********** ******-**** *******	Executed	11/11/05

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Scott Goodyear Vice President, EchoStar Strategic Business Unit

Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

December	1, 2005

Ms. Jody Martin

SVP, Marketing

EchoStar Satellite, L.L.C

9601 S. Meridian Blvd

Englewood, CO 80112

Dear Jody:

The parties have agreed that the fees set forth in Schedule F, section 3.5 of the CSG Master Subscriber Management System Agreement between EchoStar Satellite LLC and CSG Systems, Inc. (collectively the “Parties”) dated December 1, 2005, in relation to the items set forth below may be subject to change on an annual basis in accordance with Customer’s overall marketing plan(s) and the volumes associated with such items.

This Letter confirms that the Parties have agreed to the following fees for 2006:

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To acknowledge your approval of the above, please sign and return this letter to my attention. Thank you for your cooperation.

Regards,

/s/ Scott Goodyear

Scott Goodyear

Vice President, EchoStar Strategic Business Unit

ECHOSTAR SATELITE LLC (“CUSTOMER”)

By:	/s/ Jody Martin	By:	/s/ Robert A. Strickland
Name:	Ms. Jody Martin	Name:	Mr. Robert Strickland
Title:	SVP, Marketing	Title:	SVP, CIO

CSG Systems, Inc. ♦ 7887 East Belleview Avenue Suite 1000 ♦ Englewood, CO 80111

Phone: 303-796-3948 ♦Fax: 303-796-3949